EXHIBIT 99

                                  [C-BASS LOGO]
                          CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                        [BANC OF AMERICA SECURITIES LOGO]


--------------------------------------------------------------------------------


RMBS New Issue Term Sheet

$419,997,000 Certificates (approximate)


C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2004-CB1
Classes AF-1, AV-1, AV-2, AV-3, M-1, M-2, M-3, B-1, B-2, B-3 & B-4

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



January 28, 2004




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB1
         ---------------------------------------------------------------
--------------------------------------------------------------------------------
                                Certificates(1)
--------------------------------------------------------------------------------

------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
                                                                                                                  Final
                                                                                            Expected            Scheduled
                                 Expected                   Class /      Expected WAL   Principal Window       Distribution
                     Loan       Approximate      Interest   Principal        (yrs)             (mos)              Date(5)
      Class          Group       Size(2)           Type       Type        (Call/Mat)       (Call/Mat)           (Call/Mat)
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  AF-1(3)(4)           I       104,456,000      Fixed       Sen / PT     2.84 / 3.29       1-91/1-199         Aug-11/Aug-20
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
 AV-1(3)(4)(7)        II       100,000,000      Floating    Sen / PT     2.32 / 2.44       1-91/1-161        Aug-11 / Jun-17
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
  AV-2(4)(7)          II       115,577,000      Floating   Sen / Seq     1.49 / 1.49        1-55/1-55        Aug-08 / Aug-08
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
 AV-3(3)(4)(7)        II        23,600,000      Floating   Sen / Seq     6.38 / 7.07      55-91/55-161       Aug-11 / Jun-17
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   M-1(3)(4)        I & II      24,394,000      Floating      Mez        5.06 / 5.58      40-91/40-167       Aug-11 / Dec-17
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   M-2(3)(4)        I & II      21,212,000      Floating      Mez        5.01 / 5.49      38-91/38-153       Aug-11 / Oct-16
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   M-3(3)(4)        I & II       6,364,000      Floating      Mez        4.99 / 5.40      38-91/38-136       Aug-11 / May-15
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   B-1(3)(4)        I & II       5,303,000      Floating      Sub        4.99 / 5.36      38-91/38-128       Aug-11 / Sep-14
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   B-2(3)(4)        I & II       5,303,000      Floating      Sub        4.98 / 5.28      37-91/37-121       Aug-11 / Feb-14
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
   B-3(3)(4)        I & II       5,303,000      Floating      Sub        4.97 / 5.16      37-91/37-111       Aug-11 / Apr-13
------------------ ---------- --------------- ----------- ------------- --------------- ------------------ ---------------------
 B-4(3)(4)(6)       I & II       8,485,000      Floating      Sub                         Not Offered Hereby
------------------ ---------- --------------- ----------- ------------- --------------------------------------------------------

------------------ ------------------------------
                          Expected Ratings
                    ------------------------------


      Class           S&P     Moody's     Fitch
------------------ -------- ---------- ----------
  AF-1(3)(4)         AAA       Aaa        AAA
------------------ -------- ---------- ----------
 AV-1(3)(4)(7)       AAA       Aaa        AAA
------------------ -------- ---------- ----------
  AV-2(4)(7)         AAA       Aaa        AAA
------------------ -------- ---------- ----------
 AV-3(3)(4)(7)       AAA       Aaa        AAA
------------------ -------- ---------- ----------
   M-1(3)(4)         AA        Aa2        AA
------------------ -------- ---------- ----------
   M-2(3)(4)          A        A2          A
------------------ -------- ---------- ----------
   M-3(3)(4)         A-        A3         A-
------------------ -------- ---------- ----------
   B-1(3)(4)        BBB+      Baa1       BBB+
------------------ -------- ---------- ----------
   B-2(3)(4)        BBB       Baa2       BBB
------------------ -------- ---------- ----------
   B-3(3)(4)        BBB-      Baa3       BBB-
------------------ -------- ---------- ----------
 B-4(3)(4)(6)        BB        Ba2        BB
------------------ -------- ---------- ----------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will settle flat. The Class AF-1 Certificates will settle with accrued interest, beginning on January 1, 2004.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) For the Senior Certificates, the certificate coupon on the Class AF-1 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AV-1 and AV-3 Certificates will equal 2 times their respective original applicable margins on the first Distribution Date after the Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the certificate margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates will equal 1.5 times their original certificate margins on the first Distribution Date after the Optional Termination Date.

(4) The Certificates will be subject to the applicable Rate Cap as described herein.

(5) The Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class B-4 Certificates will be offered pursuant to a private placement memorandum and they will be excluded from this term sheet.

(7)   The approximate size is subject to variance due to marketing.


--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------
Loan Group I     The Pricing Speed for the fixed rate Mortgage Loans is 23%
                 HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23%
                 CPR thereafter).

Loan Group II    The Pricing Speed for the fixed rate Mortgage Loans is 23% HEP.
                 The Pricing Speed for the adjustable rate Mortgage Loans is 28%
                 CPR.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Summary of Important Dates
--------------------------------------------------------------------------------
Deal Information                             Collateral Information
Expected Pricing       01/30/2004            Cut-off Date             01/01/2004
Expected Settlement    02/12/2004            Next Payment             02/01/2004
First Distribution     02/25/2004
Expected Stepdown      02/25/2007

Bond Information

                                                                                       Expected
                                                                                     Final Scheduled                   REMIC
                        Initial Accrual                                            Distribution Date                 Maturity
Class    Dated Date           Days*            Accrual Method       Delay Days       (Call/Mat) **                   Date ***
----------------------------------------------------------------------------------------------------------------------------------
AF-1      1/1/2034             41                  30/360              24            Aug-11/Aug-20                   2/25/34
AV-1     2/12/2034              0                 Act/360               0           Aug-11 / Jun-17                  2/25/34
AV-2     2/12/2034              0                 Act/360               0           Aug-08 / Aug-08                  2/25/34
AV-3     2/12/2034              0                 Act/360               0           Aug-11 / Jun-17                  2/25/34
M-1      2/12/2034              0                 Act/360               0           Aug-11 / Dec-17                  2/25/34
M-2      2/12/2034              0                 Act/360               0           Aug-11 / Oct-16                  2/25/34
M-3      2/12/2034              0                 Act/360               0           Aug-11 / May-15                  2/25/34
B-1      2/12/2034              0                 Act/360               0           Aug-11 / Sep-14                  2/25/34
B-2      2/12/2034              0                 Act/360               0           Aug-11 / Feb-14                  2/25/34
B-3      2/12/2034              0                 Act/360               0           Aug-11 / Apr-13                  2/25/34
B-4                                                          Not Offered Hereby
----------------------------------------------------------------------------------------------------------------------------------

*    See footnote (1) on page 2.

** The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                               Contacts
------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate                                     Tel:  (704) 388-1597
--------------------------                                     Fax: (704) 335-5904

Rob Karr                                                       robert.h.karr@bankofamerica.com
Pat Beranek                                                    patrick.beranek@bankofamerica.com
Chris Springer                                                 chris.springer@bankofamerica.com

Global ABS Group                                               Fax:  (704) 388-9668
----------------
Daniel Goodwin                   (704) 388-1153                daniel.b.goodwin@bankofamerica.com
Vikas Garg                       (704) 388-3681                vikas.garg@bankofamerica.com
Juanita Deane-Warner             (704) 683-5445                juanita.l.deane-warner@bankofamerica.com
Niki Hogue                       (704) 387-1853                nikole.hogue@bankofamerica.com
Jorge Panduro                    (704) 386-0902                jorge.a.panduro@bankofamerica.com

Rating Agencies
---------------
Henry Engelken - Moody's         (212) 553-4472                henry.engelken@moodys.com
Grant Bailey - Fitch             (212) 908-0840                grant.bailey@fitchratings.com
Scott Mason - S&P                (212) 438-2539                scott_mason@sandp.com

------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
Title of Securities:             C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2004-CB1

Offered Certificates:            The Class AF-1 Certificates; the Class AV-1,
                                 Class AV-2 and Class AV-3 Certificates; the
                                 Class M-1, Class M-2, Class M-3 Certificates and the Class B-1, Class B-2 and Class B-3
                                 Certificates.

Senior Certificates:             The Class AF-1, Class AV-1, Class AV-2 and
                                 Class AV-3 Certificates (collectively, the
                                 "Senior Certificates") are referred to herein as the Class A Certificates.

Mezzanine Certificates:          The Class M-1, Class M-2 and Class M-3
                                 Certificates

Subordinate Certificates:        The Class B-1, Class B-2, Class B-3 and Class
                                 B-4 Certificates

Fixed Rate Certificates:         The Class AF-1 Certificates

Floating Rate Certificates       The Class  AV-1, Class AV-2 and Class  AV-3
                                 Certificates (the "Senior Floating Rate
                                 Certificates"), the Mezzanine Certificates and the Subordinate Certificates.

Servicer:                        Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

Seller:                          Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS")

Depositor:                       Asset Backed Funding Corporation

Trustee:                         U.S. Bank National Association

Custodian:                       The Bank of New York

Rating Agencies:                 Standard & Poor's ("S&P"), Moody's Investors
                                 Service ("Moody's") and Fitch Ratings ("Fitch")

Lead Underwriter:                Banc of America Securities LLC

Co-Manager:                      J.P. Morgan Chase

Settlement Date:                 On or about February 12, 2004.

Distribution Dates:              25th of each month, or if such day is not a
                                 business day, the next succeeding business day, beginning on February 25, 2004.

Cut-off Date:                    The close of business on January 1, 2004.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Payment Delay:                   With respect to the Class AV-1, Class AV-2,
                                 Class AV-3, Class M-1, Class M-2, Class M-3,
                                 Class B-1, Class B-2, Class B-3 and Class B-4
                                 Certificates, 0 days.

                                 With respect to the Class AF-1 Certificates, 24 days.

Day Count:                       With respect to the Class AV-1, Class AV-2,
                                 Class AV-3, Class M-1, Class M-2, Class M-3,
                                 Class B-1, Class B-2, Class B-3 and Class B-4
                                 Certificates, Actual/360.

                                 With respect to the Class AF-1 Certificates,
                                 30/360.

Servicing Fee:                   0.50% per annum.

Trustee Fee:                     0.0060% per annum.

Optional Termination Date:       The first Distribution  Date on which the
                                 aggregate principal balance of the Mortgage
                                 Loans declines to 10% or less of the aggregate initial principal balance of the Mortgage
                                 Loans.

Denomination:                    $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:               The Senior Certificates may be ERISA eligible.

SMMEA Eligibility:               The Offered Certificates will NOT be SMMEA
                                 eligible.

Tax Status:                      The Offered Certificates will be designated as
                                 regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer Advances:       Actuarial Loans
                                 ---------------

                                 The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until such loan becomes REO, in which case the Servicer will advance interest only or until it deems such advance to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan and will only advance interest with respect to second lien and third lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or any similar state laws.

                                 Simple Interest Loans
                                 ---------------------

                                 The Servicer is not required to advance
                                 principal or interest with respect to any
                                 Simple Interest Mortgage Loan.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Mortgage Loans:                  The Mortgage Loans consist of fixed and
                                 adjustable rate, conventional closed-end
                                 Mortgage Loans, secured by 1st, 2nd and 3rd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties.
                                 The collateral information presented in this term sheet regarding the Mortgage Pool is as of January 1, 2004. The Mortgage Pool consists of performing Mortgage Loans. Please see
                                 "Collateral Description" for additional
                                 information. The Mortgage Pool will be divided into two groups:

                                 o   Group I Mortgage Loans will consist of
                                     approximately 1,247 conforming and
                                     non-conforming fixed rate Mortgage Loans with an aggregate principal balance of $128,958,325.56.

                                 o   Group II Mortgage Loans will consist of
                                     approximately 2,135 conforming and
                                     non-conforming adjustable rate and fixed rate Mortgage Loans with an aggregate principal balance of $295,280,178.87.

Realized Losses:                 Losses resulting from the liquidation of
                                 defaulted mortgage loans will first reduce the level of excess interest and overcollateralization, if any, for the offered certificates. If there is no excess interest or overcollateralization, such losses will be allocated to the Class B-4, the Class B-3, the Class B-2, the Class B-1, the Class M-3, the
                                 Class M-2 and then the Class M-1 Certificates, in that order. Realized Losses will not be allocated to the Senior Certificates

Special Hazard Losses:           Special Hazard Losses are generally Realized
                                 Losses that result from direct physical damage
                                 to mortgaged properties caused by natural
                                 disasters and other hazards (i) which are not
                                 covered by hazard insurance policies (such as
                                 earthquakes) and (ii) for which claims have
                                 been submitted and rejected by the related
                                 hazard insurer and any shortfall in insurance
                                 proceeds for partial damage due to the
                                 application of the co-insurance clauses
                                 contained in hazard insurance policies. Special
                                 Hazard Losses will be allocated as described
                                 above, except that if the aggregate amount of
                                 such losses, as of any date of determination,
                                 exceeds the greatest of (i) 1.00% of the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date, (ii) two times
                                 the principal balance of the largest Mortgage
                                 Loan as of the date of determination and (iii)
                                 the aggregate principal balance of the Mortgage
                                 Loans in the largest zip-code concentration in
                                 the State of California as of the date of
                                 determination, such losses will be allocated
                                 among all the outstanding classes of Mezzanine
                                 and Subordinate Certificates, pro rata, based
                                 on their respective Certificate Principal
                                 Balances.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:              Credit enhancement for the structure is
                                 provided by Excess Interest,
                                 Overcollateralization, cross-collateralization
                                 and subordination.

                                 Certificate Credit Enhancement
                                 ------------------------------

                                 (1) The Class A Certificates are enhanced by
                                     Excess Interest, approximately 18.00% in subordinate certificates, and the Overcollateralization Amount.

                                 (2) The Class M-1 Certificates are enhanced by
                                     Excess Interest, approximately 12.25% in subordinate certificates, and the Overcollateralization Amount.

                                 (3) The Class M-2 Certificates are enhanced by
                                     Excess Interest, approximately 7.25% in
                                     subordinate certificates and the
                                     Overcollateralization Amount.

                                 (4) The Class M-3 Certificates are enhanced by
                                     Excess Interest, approximately 5.75% in
                                     subordinate certificates and the
                                     Overcollateralization Amount.

                                 (5) The Class B-1 Certificates are enhanced by
                                     Excess Interest, approximately 4.50% in
                                     subordinate certificates and the
                                     Overcollateralization Amount.

                                 (6) The Class B-2 Certificates are enhanced by
                                     Excess Interest, approximately 3.25% in
                                     subordinate certificates and the
                                     Overcollateralization Amount.

                                 (7) The Class B-3 Certificates are enhanced by
                                     Excess Interest, approximately 2.00% in
                                     subordinate certificates and the
                                     Overcollateralization Amount.

                                 (8) The Class B-4 Certificates are enhanced by
                                     Excess Interest and the
                                     Overcollateralization Amount.

Expected Target                  Prior to the Stepdown Date, 1.00% of the
Overcollateralization Amount:    aggregate initial principal balance of the
                                 Mortgage Loans. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 1.00% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A) 2.00% of the aggregate current principal balance of the Mortgage Loans and (B)
                                 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger
                                 Event is in effect, the Target
                                 Overcollateralization Amount will be the Target
                                 Overcollateralization Amount from the previous period.

Overcollateralization Floor:     For any Distribution Date, the
                                 Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization Amount:    On any Distribution Date, the excess, if any,
                                 of (x) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Collection Period over (y) the
                                 aggregate Certificate Principal Balance of all
                                 classes of Certificates (after taking into
                                 account all distributions of principal on such
                                 Distribution Date).
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization            On any Distribution Date, on or after the
Release Amount:                  Stepdown Date on which a Trigger Event is not
                                 in effect, the lesser of (x) the Principal
                                 Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such
                                 Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target
                                 Overcollateralization Amount for such
                                 Distribution Date. With respect to any
                                 Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release
                                 Amount will be zero.

Senior Enhancement Percentage:   On any Distribution Date, is the percentage
                                 obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related
                                 collection period.

Stepdown Date:                   The later to occur of (x) the earlier to occur
                                 of (a) the Distribution Date in February 2007 and (b) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and
                                 (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 38.00%

Expected Credit
Support Percentage:              Class             Initial Credit Support              After Stepdown Support
                                 -----             ----------------------              ----------------------
                                   A                      19.00%                              38.00%
                                  M-1                     13.25%                              26.50%
                                  M-2                      8.25%                              16.50%
                                  M-3                      6.75%                              13.50%
                                  B-1                      5.50%                              11.00%
                                  B-2                      4.25%                               8.50%
                                  B-3                      3.00%                               6.00%
                                  B-4                      1.00%                               2.00%

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Trigger Event:                   Is in effect on a Distribution Date if any one
                                 of the following conditions exist as of the last day of the related collection period:

                                 i.    The "Rolling Six Month 60+ Delinquency
                                       Percentage" equals or exceeds 40% the
                                       Senior Enhancement Percentage; or

                                 ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                      Distribution Dates                   Cumulative Realized Loss Percentage

                                 February 2007 - January 2008                             2.50%
                                 February 2008 - January 2009                             4.00%
                                 February 2009 - January 2010                             5.20%
                                 February 2010 and thereafter                             5.50%

60+ Day Delinquent Loan:         Each Mortgage Loan with respect to which any
                                 portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

Rolling Six Month 60+ Day        With respect to any Distribution  Date, the
Delinquent Percentage:           average of the percentage  equivalents of the
                                 fractions determined for each of the six
                                 immediately preceding collection periods, the
                                 numerator of each of which is equal to the
                                 aggregate Principal Balance of Mortgage Loans
                                 that are 60+ Day Delinquent Loans as of the end
                                 of the day immediately preceding the end of
                                 each such collection period, and the
                                 denominator of which is the aggregate Mortgage
                                 Loan balance as of the end of the related
                                 collection period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
-------------------------------------------------------------------------------

Pass-Through Rate:               On each Distribution Date prior to and
                                 including the Optional Termination Date, the Pass-Through Rate for the Offered Certificates is as follows:

                                 The Pass-Through Rate for Fixed Rate
                                 Certificates for any Distribution Date will be the lesser of (x) the certificate coupon for such Distribution Date and (y) the applicable rate cap for such Distribution Date.

                                 The Pass-Through Rate for the Floating Rate
                                 Certificates for any Distribution Date will be the lesser of:

                                 (i)   the sum of (a) one-month LIBOR as
                                       determined for the related period and (b) the related certificate margin for the applicable class, and

                                 (ii)  the applicable rate cap for such
                                       Distribution Date.

                                 On each Distribution Date after the Optional
                                 Termination Date, the certificate margins for the Senior Floating Rate Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates, the related certificate margins will be 1.5 times their respective initial margins.

                                 On the Distribution Date after the Optional
                                 Termination Date, the coupon on the Class AF-1 Certificates will increase by 0.50% per annum.


Interest Accrual:                Interest will accrue on the Offered
                                 Certificates at the applicable Pass-Through
                                 Rate.

                                 o     The first accrual period for the Class
                                       AF-1 Certificates will begin on January
                                       1, 2004. Interest will accrue on the
                                       Class AF-1 Certificates from and
                                       including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                                 o Interest on the Class AV-1, Class AV-2, Class AV-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will accrue initially from the Settlement Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

Group I Rate Cap:                The Group I Rate Cap for any Distribution Date
                                 will be a per annum rate equal to the weighted
                                 average of the Group I Mortgage Interest Rates
                                 (net of the Servicing Fees and Trustee Fees),
                                 weighted on the basis of the aggregate
                                 principal balance of the Group I Mortgage Loans
                                 as of the first day of the related collection
                                 period.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
-------------------------------------------------------------------------------

Group II Rate Cap:               The Group II Rate Cap for any  Distribution
                                 Date will be a per annum rate equal to the weighted average of the Group II Mortgage
                                 Interest Rates (net of the Servicing Fees and
                                 Trustee Fees), weighted on the basis of the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Pool Cap:                        The Subordinate Rate Cap will be a per annum
                                 rate equal to the weighted average of the Mortgage Interest Rates for the pool (net of the Servicing Fees and Trustee Fees), weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual /360 basis.

Interest Carry Forward Amount:   As of any  Distribution  Date, the sum of: (x)
                                 the excess, if any, of the accrued certificate interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior
                                 Distribution Date; and (y) interest on such excess at the applicable Pass-Through Rate on the basis of the related accrual method.

LIBOR Carryover Amount:          If on any Distribution Date, the Pass-Through
                                 Rate for the Floating Rate Certificates is based on the Group II Rate Cap or Pool Cap, the excess of (i) the amount of interest such class of certificates would have been entitled to receive on such Distribution Date based on its Pass-Through Rate, over (ii) the amount of interest such class of certificates received on such Distribution Date based on the Group II
                                 Rate Cap or Pool Cap, together with the unpaid portion of any such excess from prior
                                 Distribution Dates (and interest accrued thereon at the then applicable Pass-Through
                                 Rate on such class).

Monthly Excess Interest Amount:  The sum of excess interest collections for a collection period which, in the absence of losses, are not used to pay current interest on the Offered Certificates and Class B-4 Certificates interest on the overcollateralization amount.

Yield Maintenance Agreement:     On the Settlement Date, the Trust will enter
                                 into a Yield Maintenance Agreement to make
                                 payments in respect of any LIBOR Carryover
                                 Amount on the Mezzanine and Subordinate
                                 Certificates, other than the Class B-4
                                 Certificates, to the extent necessary on the
                                 Distribution Dates occurring from March 2004 to
                                 October 2006. On each Distribution Date, the
                                 counterparty to the Yield Maintenance Agreement
                                 will be obligated to make a payment to the
                                 trust equal to the product of (a) the excess,
                                 if any, of (i) One Month LIBOR, subject to a
                                 maximum rate specified on the Yield Maintenance
                                 Agreement Schedule over (ii) the strike price
                                 for such Distribution Date specified on the
                                 Yield Maintenance Agreement Schedule, accrued
                                 during the interest accrual period for the
                                 Mezzanine and Subordinate Certificates and (b)
                                 the notional balance for such Distribution Date
                                 specified on the Yield Maintenance Agreement
                                 Schedule and (c) the actual number of days in
                                 the related interest accrual period divided by
                                 360.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions        Distributions of interest to the Offered
 - Interest:                     Certificates will be made from the interest
                                 remittance amount from the related groups of Mortgage Loans as follows:

                                 (A)  From the interest remittance amount
                                      related to the Group I Mortgage Loans:

                                      (i)   to the Trustee, the related group
                                            Trustee Fee;

                                      (ii)  to the AF-1 Certificates, the
                                            applicable accrued certificate
                                            interest for such Distribution Date;

                                      (iii) to the AF-1 Certificates, the
                                            applicable Interest Carry Foward
                                            Amount for such Distribution Date;
                                            and

                                      (iv)  pro rata, to the Class AV-1, the
                                            Class AV-2 and the Class AV-3
                                            Certificates, the applicable accrued
                                            certificate interest and Interest
                                            Carry Forward Amounts for such
                                            Distribution Date to the extent not
                                            covered by clause B (ii) and B (iii)
                                            below;

                                 (B)  From the interest remittance amount
                                      related to the Group II Mortgage Loans:

                                      (i)   to the Trustee, the related group
                                            Trustee Fee;

                                      (ii)  pro rata, to the Class AV-1, the
                                            Class AV-2 and the Class AV-3
                                            Certificates, the applicable accrued
                                            certificate interest for such
                                            Distribution Date;

                                      (iii) pro rata, to the Class AV-1, the
                                            Class AV-2 and the Class AV-3
                                            Certificates, the applicable
                                            Interest Carry Forward Amount for
                                            such Distribution Date; and

                                      (iv)  to the AF-1 Certificates, the
                                            applicable accrued certificate
                                            interest and Interest Carry Forward
                                            Amount for such Distribution Date to
                                            the extent not covered by clause A
                                            (ii) and A (iii) above;
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

                                  (C) From the interest remittance amounts
                                      remaining after application of clauses A and B above:

                                      (i)     to the Class M-1 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (ii)    to the Class M-2 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (iii)   to the Class M-3 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (iv)    to the Class B-1 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (v)     to the Class B-2 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (vi)    to the Class B-3 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date;

                                      (vii)   to the Class B-4 Certificates, the
                                              accrued certificate interest
                                              thereon for such Distribution
                                              Date; and

                                      (viii)  the amount, if any, remaining will
                                              be distributed as the Monthly
                                              Excess Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:      With respect to any  Distribution Date, to the
                                  extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing
                                  Advances and certain other reimbursable
                                  expenses of the following amounts, without duplication, with respect to the related
                                  Mortgage Loans and the immediately preceding
                                  Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                                  (ii) all full and partial principal
                                  prepayments received by the servicer during the related Prepayment Period, (iii) the insurance proceeds and liquidation proceeds
                                  (net of certain expenses) allocable to
                                  principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage
                                  Loan allocable to principal of all repurchased
                                  Mortgage Loans with respect to such Prepayment
                                  Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution Amount:    The sum of (i) the Principal  Remittance
                                  Amount, less the Overcollateralization Release
                                  Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such
                                  Distribution Date and (b) the amount, if any, by which the Target Overcollateralization
                                  Amount exceeds the Overcollateralization
                                  Amount for such Distribution Date.

Senior Principal                  As of any Distribution Date prior to the
Distribution Amount:              Stepdown Date and on any  Distribution Date
                                  thereafter on which the Trigger Event is in effect, the related Senior Principal
                                  Distribution Amount will equal 100% of the Principal Distribution Amount. As of any
                                  Distribution Date on or after the Stepdown
                                  Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of
                                  (A) the product of (i) approximately 62.00% and (ii) the aggregate principal of the Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period minus the OC Floor.

Group I Principal                 With respect to any Distribution Date, the
Allocation Percentage:            percentage equivalent of a fraction, the
                                  numerator of which is (x) the Principal
                                  Remittance Amount for Group I for such
                                  Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group I Principal                 With respect to any Distribution Date, the
Distribution Amount:              Group I Principal Allocation  Percentage times
                                  the Senior Principal Distribution Amount.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Group II Principal                With respect to any  Distribution  Date, the
Allocation Percentage:            percentage equivalent of a fraction, the
                                  numerator of which is (x) the Principal
                                  Remittance Amount for Group II for such
                                  Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group II Principal                With respect to any Distribution Date, the
Distribution Amount:              Group II Principal  Allocation  Percentage
                                  times the Senior Principal Distribution
                                  Amount.

Class M-1 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior to the Stepdown Date and on any
                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates have been reduced to zero;
                                  (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (a) approximately 73.50% of the outstanding aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period and (b) the outstanding aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period minus the OC Floor.

Class M-2 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior  to the  Stepdown  Date and on any
                                  Distribution Date thereafter on which the
                                  Trigger Event is in effect, zero if any of the
                                  Senior Certificates and the Class M-1
                                  Certificates remain outstanding; 100% of the
                                  Principal Distribution Amount if the Senior
                                  Certificates and Class M-1 Certificates have
                                  been reduced to zero; (ii) on or after the
                                  Stepdown Date and to the extent the Trigger
                                  Event is not in effect, the excess of (i) the
                                  sum of (a) the aggregate outstanding
                                  certificate principal balance of the Senior
                                  Certificates and Class M-1 Certificates after
                                  distribution of the Senior Principal
                                  Distribution Amount and Class M-1 Principal
                                  Distribution Amount on the related
                                  Distribution Date and (b) the outstanding
                                  certificate principal balance of the Class M-2
                                  Certificates over (ii) the lesser of (a)
                                  approximately 83.50% of the outstanding
                                  aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period and (b) the outstanding
                                  aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period minus the OC Floor.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-3 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior  to the  Stepdown  Date and on any
                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class M-1 and Class
                                  M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior Certificates, the Class M-1 and Class
                                  M-2 Certificates have been reduced to zero;
                                  (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1 and
                                  Class M-2 Certificates after distribution of the Senior Principal Distribution Amount, the
                                  Class M-1 and Class M-2 Principal Distribution
                                  Amounts on the related Distribution Date and
                                  (b) the outstanding certificate principal balance of the Class M-3 Certificates over
                                  (ii) the lesser of (a) approximately 86.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                                  Collection Period minus the OC Floor.

Class B-1 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior to the Stepdown Date and on any
                                  Distribution Date thereafter on which the
                                  Trigger Event is in effect, zero if any of the
                                  Senior Certificates, the Class M-1, the Class
                                  M-2 and the Class M-3 Certificates remain
                                  outstanding; 100% of the Principal
                                  Distribution Amount if the Senior
                                  Certificates, the Class M-1, the Class M-2 and
                                  the Class M-3 Certificates have been reduced
                                  to zero; (ii) on or after the Stepdown Date
                                  and to the extent the Trigger Event is not in
                                  effect, the excess of (i) the sum of (a) the
                                  aggregate outstanding certificate principal
                                  balance of the Senior Certificates, the Class
                                  M-1, the Class M-2 and the Class M-3
                                  Certificates after distribution of the Senior
                                  Principal Distribution Amount, the Class M-1,
                                  the Class M-2 and the Class M-3 Principal
                                  Distribution Amounts on the related
                                  Distribution Date and (b) the outstanding
                                  certificate principal balance of the Class B-1
                                  Certificates over (ii) the lesser of (a)
                                  approximately 89.00% of the outstanding
                                  aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period and (b) the outstanding
                                  aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period minus the OC Floor.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-2 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior  to the  Stepdown  Date and on any
                                  Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates, the Class M-1, the Class
                                  M-2, the Class M-3 and the Class B-1
                                  Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                                  Certificates, the Class M-1, the Class M-2, the Class M-3 and the Class B-1 Certificates have been reduced to zero; (ii) on or after the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the
                                  Class M-2, the Class M-3 and the Class B-1
                                  Certificates after distribution of the Senior
                                  Principal Distribution Amount, the Class M-1, the Class M-2, the Class M-3 and the Class B-1
                                  Principal Distribution Amounts on the related
                                  Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                                  Certificates over (ii) the lesser of (a) approximately 91.50% of the outstanding aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period and (b) the outstanding aggregate principal balance of the Mortgage
                                  Loans on the last day of the related
                                  Collection Period minus the OC Floor.

Class B-3 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior to the Stepdown Date and on any
                                  Distribution Date thereafter on which the
                                  Trigger Event is in effect, zero if any of the
                                  Senior Certificates, the Class M-1, the Class
                                  M-2, the Class M-3, the Class B-1 and the
                                  Class B-2 Certificates remain outstanding;
                                  100% of the Principal Distribution Amount if
                                  the Senior Certificates, the Class M-1, the
                                  Class M-2, the Class M-3, the Class B-1 and
                                  the Class B-2 Certificates have been reduced
                                  to zero; (ii) on or after the Stepdown Date
                                  and to the extent the Trigger Event is not in
                                  effect for such group, the excess of (i) the
                                  sum of (a) the aggregate outstanding
                                  certificate principal balance of the Senior
                                  Certificates, the Class M-1, the Class M-2,
                                  the Class M-3, the Class B-1 and the Class B-2
                                  Certificates after distribution of the Senior
                                  Principal Distribution Amount, the Class M-1,
                                  the Class M-2, the Class M-3, the Class B-1
                                  and the Class B-2 Principal Distribution
                                  Amounts on the related Distribution Date and
                                  (b) the outstanding certificate principal
                                  balance of the Class B-3 Certificates over
                                  (ii) the lesser of (a) approximately 94.00% of
                                  the outstanding aggregate principal balance of
                                  the Mortgage Loans on the last day of the
                                  related Collection Period and (b) the
                                  outstanding aggregate principal balance of the
                                  Mortgage Loans on the last day of the related
                                  Collection Period minus the OC Floor.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class B-4 Principal               With respect to any Distribution Date, (i)
Distribution Amount:              prior to the Stepdown Date and on any
                                  Distribution Date thereafter on which the
                                  Trigger Event is in effect, zero if any of the
                                  Senior Certificates, the Class M-1, the Class
                                  M-2, the Class M-3, the Class B-1, the Class
                                  B-2 and the Class B-3 Certificates remain
                                  outstanding; 100% of the Principal
                                  Distribution Amount if the Senior
                                  Certificates, the Class M-1, the Class M-2,
                                  the Class M-3, the Class B-1, the Class B-2
                                  and the Class B-3 Certificates have been
                                  reduced to zero; (ii) on or after the Stepdown
                                  Date and to the extent the Trigger Event is
                                  not in effect for such group, the excess of
                                  (i) the sum of (a) the aggregate outstanding
                                  certificate principal balance of the Senior
                                  Certificates, the Class M-1, the Class M-2,
                                  the Class M-3, the Class B-1, the Class B-2
                                  and the Class B-3 Certificates after
                                  distribution of the Senior Principal
                                  Distribution Amount, the Class M-1, the Class
                                  M-2, the Class M-3, the Class B-1, the Class
                                  B-2 and the Class B-3 Principal Distribution
                                  Amounts on the related Distribution Date and
                                  (b) the outstanding certificate principal
                                  balance of the Class B-4 Certificates over
                                  (ii) the lesser of (a) approximately 98.00% of
                                  the outstanding aggregate principal balance of
                                  the Mortgage Loans on the last day of the
                                  related Collection Period and (b) the
                                  outstanding aggregate principal balance of the
                                  Mortgage Loans on the last day of the related
                                  Collection Period minus the OC Floor.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions         With respect to each Distribution  Date (a)
- Principal:                      before the  Stepdown  Date or (b) on which a
                                  Trigger Event is in effect, the Principal
                                  Distribution Amount will be distributed in the following order of priority:

                                    first, concurrently, as follows:

                                    (i)   to the Class AF-1 Certificates the
                                          Group I Principal Distribution Amount
                                          until the certificate principal
                                          balance of such Certificates is zero;
                                          and

                                    (ii)  pro rata, to (a) the Class AV-1
                                          Certificates and (b) to the Class AV-2
                                          and the Class AV-3 Certificates
                                          sequentially, the Group II Principal
                                          Distribution Amount until the
                                          certificate principal balance of such
                                          Certificates are zero.

                                    second, concurrently, as follows:

                                    (i)   pro rata, to (a) the Class AV-1
                                          Certificates and (b) to the Class AV-2
                                          and the Class AV-3 Certificates
                                          sequentially, any Group I Principal
                                          Distribution Amount remaining after
                                          payment pursuant to priority first
                                          above until the certificate principal
                                          balances of such Certificates are
                                          zero; and

                                    (ii)  to the Class AF-1 Certificates, any
                                          remaining Group II Principal
                                          Distribution Amount remaining after
                                          payment pursuant to priority first
                                          above until the certificate principal
                                          balance of such Certificates is zero.

                                    third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    sixth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    seventh, to the Class B-2 Certificates,
                                    until the certificate principal balance
                                    thereof has been reduced to zero;

                                    eighth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    ninth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                                    tenth, any remaining Principal Distribution
                                    Amount will be distributed as part of Excess
                                    Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

                                  With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                    first, concurrently, as follows:

                                    (i)   to the Class AF-1 Certificates, the
                                          Group I Principal Distribution Amount
                                          until the certificate principal
                                          balance of such Certificates is zero;
                                          and

                                    (ii)  pro rata, to (a) the Class AV-1
                                          Certificates and (b) to the Class AV-2
                                          and the Class AV-3 Certificates
                                          sequentially, the Group II Principal
                                          Distribution Amount until the
                                          certificate principal balances of such
                                          Certificates are zero.

                                    second, concurrently, as follows:

                                    (i)   pro rata, to (a) the Class AV-1
                                          Certificates and (b) to the Class AV-2
                                          and the Class AV-3 Certificates
                                          sequentially, any Group I Principal
                                          Distribution Amount remaining after
                                          payment pursuant to priority first
                                          above until the certificate principal
                                          balances of such Certificates are
                                          zero; and

                                    (ii)  to the Class AF-1 Certificates, any
                                          remaining Group II Principal
                                          Distribution Amount remaining after
                                          payment pursuant to priority first
                                          above until the certificate principal
                                          balance of such Certificates is zero.

                                    third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                    fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                    fifth, to the Class M-3 Certificates, the
                                    Class M-3 Principal Distribution Amount
                                    until the certificate principal balance
                                    thereof has been reduced to zero;
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

                                    sixth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                    seventh, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                    eighth, to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

                                    ninth, to the Class B-4 Certificates, the Class B-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

                                    tenth, any remaining Principal Distribution
                                    Amount will be distributed as part of Excess
                                    Cashflow.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:                  On any Distribution  Date, the sum of the
                                  Monthly Excess Interest Amount, the
                                  Overcollateralization Release Amount and any portion of the Principal Distribution Amount
                                  (without duplication) remaining after
                                  principal distributions on the Senior,
                                  Mezzanine and Subordinate Certificates will be applied in the following order of priority:

                                  (i)    to fund any remaining applicable
                                         Accrued Certificate Interest for such
                                         Distribution Date, pro rata, among the
                                         Senior Certificates;

                                  (ii)   to fund the remaining Interest Carry
                                         Forward Amounts, if any, pro rata,
                                         among the Senior Certificates;

                                  (iii)  to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class M-1
                                         Certificates;

                                  (iv)   to fund the Interest Carry Forward
                                         Amount for the Class M-1 Certificates,
                                         if any;

                                  (v) to fund the related Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                                  (vi)   to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class M-2
                                         Certificates;

                                  (vii)  to fund the Interest Carry Forward
                                         Amount for the Class M-2 Certificates,
                                         if any;

                                  (viii) to fund the Class M-2 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                  (ix)   to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class M-3
                                         Certificates;

                                  (x)    to fund the Interest Carry Forward
                                         Amount for the Class M-3 Certificates,
                                         if any;

                                  (xi)   to fund the Class M-3 Realized Loss
                                         Amortization Amount for such
                                         Distribution Date;

                                  (xii)  to fund any remaining Accrued
                                         Certificate Interest for such
                                         Distribution Date to the Class B-1
                                         Certificates;
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

                                  (xiii)   to fund the Interest Carry Forward
                                           Amount for the Class B-1
                                           Certificates, if any;

                                  (xiv)    to fund the Class B-1 Realized Loss
                                           Amortization Amount for such
                                           Distribution Date;

                                  (xv)     to fund any remaining Accrued
                                           Certificate Interest for such
                                           Distribution Date to the Class B-2
                                           Certificates;

                                  (xvi)    to fund the Interest Carry Forward
                                           Amount for the Class B-2
                                           Certificates, if any;

                                  (xvii)   to fund the Class B-2 Realized Loss
                                           Amortization Amount for such
                                           Distribution Date;

                                  (xviii)  to fund any remaining Accrued
                                           Certificate Interest for such
                                           Distribution Date to the Class B-3
                                           Certificates;

                                  (xix)    to fund the Interest Carry Forward
                                           Amount for the Class B-3
                                           Certificates, if any;

                                  (xx)     to fund the Class B-3 Realized Loss
                                           Amortization Amount for such
                                           Distribution Date;

                                  (xxi)    to fund any remaining Accrued
                                           Certificate Interest for such
                                           Distribution Date to the Class B-4
                                           Certificates;

                                  (xxii)   to fund the Interest Carry Forward
                                           Amount for the Class B-4
                                           Certificates, if any;

                                  (xxiii)  to fund the Class B-4 Realized Loss
                                           Amortization Amount for such
                                           Distribution Date;

                                  (xxiv)   to fund the amount of any LIBOR
                                           Carryover Amount, pro rata, to the
                                           Class AV-1, Class AV-2 and Class AV-3
                                           Certificates;

                                  (xxv)    to fund the amount of any LIBOR
                                           Carryover Amount sequentially to the
                                           Mezzanine and Subordinate
                                           Certificates; and

                                  (xxvi) to fund distributions to the holders of the Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing
                                           Agreement.
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

                               COLLATERAL OVERVIEW
                               -------------------


The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end Mortgage Loans, secured by 1st, 2nd and 3rd lien, level pay, interest only and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of January 1, 2004. The Mortgage Pool consists of 100.00% performing Mortgage Loans.

Performing Mortgage Loans
-------------------------
"Performing Mortgage Loan" or "Current Mortgage Loan" is a Mortgage Loan pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days or more delinquent.

FHA Mortgage Loans
------------------
The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2004-CB1
                  Mortgage Loan Characteristics Summary Report

Summary                                                               Total        Minimum       Maximum
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                         $424,238,504.43
Number of Mortgage Loans                                              3,382
Average Current Principal Loan Balance                          $125,440.13      $2,400.59   $648,929.19
Average Original Principal Loan Balance                         $127,366.20      $7,900.00   $650,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio            82.11%          2.47%       121.44%
(1) Weighted Average Mortgage Loan Rate                              7.673%         3.375%       16.250%
(1) (2) Weighted Average Gross Margin                                6.069%         0.250%       10.260%
(1) (2) Weighted Average Initial Periodic Rate Cap                   2.572%         1.000%        6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap                1.120%         1.000%        3.000%
(1) (2) (3) Weighted Average Minimum Mortgage Rate                   7.509%         0.000%       13.500%
(1) (2) Weighted Average Maximum Mortgage Rate                      13.898%        10.000%       26.000%
(1) Weighted Average Original Term to Maturity (months)                 341             60           380
(1) Weighted Average Remaining Term to Stated Maturity (months)         332              8           360
(1) (2) Weighted Average Term to Roll (months)                           22              1            58
(1) (3) (4) Weighted Average FICO Score                                 642            432           814
---------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Non-Zero Weighted average.
(4) 98.89% of the Mortgage Loans have FICO Scores.

---------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                    Principal Balance
                                         -----                                    -----------------
     Loan Type                           Fixed                                              47.26%
                                         ARMs                                               52.74%

     Lien                                First                                              95.96%
                                         Second                                              4.03%
                                         Third(1)                                            0.00%

     Balloon Loans                                                                           5.02%
     Interest Only Loans                                                                     3.44%
     FHA Loans                                                                               0.13%
     Seller Financed Loans                                                                   1.51%
     Section 32 Loans                                                                        0.00%
     Loans with Borrower PMI                                                                 9.18%
     Loans with Prepayment Penalties                                                        71.32%

---------------------------------------------------------------------------------------------------------

(1) Less than 0.01% but greater than zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
      Current Principal Balances             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    $1 to $50,000                               628           $18,813,830.76                   4.43%
---------------------------------------------------------------------------------------------------------
    $50,001 to $100,000                         857            63,976,611.47                  15.08
---------------------------------------------------------------------------------------------------------
    $100,001 to $150,000                        760            94,871,110.58                  22.36
---------------------------------------------------------------------------------------------------------
    $150,001 to $200,000                        608           105,502,167.28                  24.87
---------------------------------------------------------------------------------------------------------
    $200,001 to $250,000                        386            86,119,585.29                  20.30
---------------------------------------------------------------------------------------------------------
    $250,001 to $300,000                         48            13,210,489.96                   3.11
---------------------------------------------------------------------------------------------------------
    $300,001 to $350,000                         24             7,749,193.78                   1.83
---------------------------------------------------------------------------------------------------------
    $350,001 to $400,000                         17             6,503,751.54                   1.53
---------------------------------------------------------------------------------------------------------
    $400,001 to $450,000                         17             7,191,421.96                   1.70
---------------------------------------------------------------------------------------------------------
    $450,001 to $500,000                         10             4,700,831.21                   1.11
---------------------------------------------------------------------------------------------------------
    $500,001 to $550,000                          8             4,180,558.86                   0.99
---------------------------------------------------------------------------------------------------------
    $550,001 to $600,000                         11             6,411,135.01                   1.51
---------------------------------------------------------------------------------------------------------
    $600,001 to $650,000                          8             5,007,816.73                   1.18
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

---------------------------------------------------------------------------------------------------------

                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
             FICO Scores                     Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Not Available (1)                           101            $4,697,615.94                   1.11%
---------------------------------------------------------------------------------------------------------
    421 to 440                                    2               303,253.02                   0.07
---------------------------------------------------------------------------------------------------------
    441 to 460                                    7               649,532.16                   0.15
---------------------------------------------------------------------------------------------------------
    461 to 480                                    8               801,506.97                   0.19
---------------------------------------------------------------------------------------------------------
    481 to 500                                   22             1,774,997.74                   0.42
---------------------------------------------------------------------------------------------------------
    501 to 520                                  101            11,387,980.12                   2.68
---------------------------------------------------------------------------------------------------------
    521 to 540                                  161            19,578,640.45                   4.62
---------------------------------------------------------------------------------------------------------
    541 to 560                                  159            19,531,306.72                   4.60
---------------------------------------------------------------------------------------------------------
    561 to 580                                  198            26,603,886.19                   6.27
---------------------------------------------------------------------------------------------------------
    581 to 600                                  223            30,060,387.93                   7.09
---------------------------------------------------------------------------------------------------------
    601 to 620                                  273            32,725,789.98                   7.71
---------------------------------------------------------------------------------------------------------
    621 to 640                                  384            50,280,963.18                  11.85
---------------------------------------------------------------------------------------------------------
    641 to 660                                  424            54,857,024.02                  12.93
---------------------------------------------------------------------------------------------------------
    661 to 680                                  411            54,766,599.65                  12.91
---------------------------------------------------------------------------------------------------------
    681 to 700                                  283            36,943,888.04                   8.71
---------------------------------------------------------------------------------------------------------
    701 to 720                                  216            27,327,634.31                   6.44
---------------------------------------------------------------------------------------------------------
    721 to 740                                  160            20,550,313.37                   4.84
---------------------------------------------------------------------------------------------------------
    741 to 760                                  128            15,629,302.02                   3.68
---------------------------------------------------------------------------------------------------------
    761 to 780                                   77            10,490,579.53                   2.47
---------------------------------------------------------------------------------------------------------
    781 to 800                                   34             4,285,508.45                   1.01
---------------------------------------------------------------------------------------------------------
    801 to 820                                   10               991,794.64                   0.23
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------

               Range of                     Number                                Percentage of the
      Original Term To Maturity           of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    49 to 60                                      2              $207,172.31                   0.05%
---------------------------------------------------------------------------------------------------------
    61 to 72                                      1                 5,362.36                   0.00
---------------------------------------------------------------------------------------------------------
    97 to 108                                     2                66,755.07                   0.02
---------------------------------------------------------------------------------------------------------
    109 to 120                                   40               783,241.58                   0.18
---------------------------------------------------------------------------------------------------------
    121 to 132                                    9               164,287.17                   0.04
---------------------------------------------------------------------------------------------------------
    133 to 144                                    1                33,551.64                   0.01
---------------------------------------------------------------------------------------------------------
    145 to 156                                    2                92,288.52                   0.02
---------------------------------------------------------------------------------------------------------
    157 to 168                                    2                97,676.47                   0.02
---------------------------------------------------------------------------------------------------------
    169 to 180                                  600            38,403,007.44                   9.05
---------------------------------------------------------------------------------------------------------
    181 to 192                                   12               442,163.25                   0.10
---------------------------------------------------------------------------------------------------------
    193 to 204                                    1                40,069.55                   0.01
---------------------------------------------------------------------------------------------------------
    205 to 216                                    1                81,710.57                   0.02
---------------------------------------------------------------------------------------------------------
    217 to 228                                    1                31,593.25                   0.01
---------------------------------------------------------------------------------------------------------
    229 to 240                                   67             5,111,090.47                   1.20
---------------------------------------------------------------------------------------------------------
    241 to 252                                    2                63,600.61                   0.01
---------------------------------------------------------------------------------------------------------
    253 to 264                                    1                45,787.19                   0.01
---------------------------------------------------------------------------------------------------------
    289 to 300                                    4               269,182.83                   0.06
---------------------------------------------------------------------------------------------------------
    301 to 312                                    2               193,402.01                   0.05
---------------------------------------------------------------------------------------------------------
    313 to 324                                    2               167,277.41                   0.04
---------------------------------------------------------------------------------------------------------
    325 to 336                                    1                43,704.03                   0.01
---------------------------------------------------------------------------------------------------------
    337 to 348                                    8               650,399.26                   0.15
---------------------------------------------------------------------------------------------------------
    349 to 360                                2,616           376,973,338.19                  88.86
---------------------------------------------------------------------------------------------------------
    361 to 372                                    4               257,754.63                   0.06
---------------------------------------------------------------------------------------------------------
    373 to 384                                    1                14,088.62                   0.00
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity

---------------------------------------------------------------------------------------------------------

               Range of                      Number                               Percentage of the
  Remaining Term To Stated Maturity       of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1 to 12                                       1                $9,799.61                   0.00%
---------------------------------------------------------------------------------------------------------
    13 to 24                                     15                89,169.62                   0.02
---------------------------------------------------------------------------------------------------------
    25 to 36                                     13               288,992.78                   0.07
---------------------------------------------------------------------------------------------------------
    37 to 48                                      3                27,421.57                   0.01
---------------------------------------------------------------------------------------------------------
    49 to 60                                      1                16,265.93                   0.00
---------------------------------------------------------------------------------------------------------
    61 to 72                                      7               187,523.21                   0.04
---------------------------------------------------------------------------------------------------------
    73 to 84                                    119             3,084,229.03                   0.73
---------------------------------------------------------------------------------------------------------
    85 to 96                                     37               961,452.06                   0.23
---------------------------------------------------------------------------------------------------------
    97 to 108                                     8               240,005.05                   0.06
---------------------------------------------------------------------------------------------------------
    109 to 120                                   13               611,489.83                   0.14
---------------------------------------------------------------------------------------------------------
    121 to 132                                    2                65,512.21                   0.02
---------------------------------------------------------------------------------------------------------
    133 to 144                                   12               570,448.90                   0.13
---------------------------------------------------------------------------------------------------------
    145 to 156                                   10               503,220.58                   0.12
---------------------------------------------------------------------------------------------------------
    157 to 168                                   16               692,589.79                   0.16
---------------------------------------------------------------------------------------------------------
    169 to 180                                  447            35,177,037.95                   8.29
---------------------------------------------------------------------------------------------------------
    181 to 192                                    2                78,620.24                   0.02
---------------------------------------------------------------------------------------------------------
    193 to 204                                    3               201,727.62                   0.05
---------------------------------------------------------------------------------------------------------
    205 to 216                                    6               314,051.80                   0.07
---------------------------------------------------------------------------------------------------------
    217 to 228                                    8               399,106.12                   0.09
---------------------------------------------------------------------------------------------------------
    229 to 240                                   52             4,244,420.71                   1.00
---------------------------------------------------------------------------------------------------------
    241 to 252                                    5               284,138.78                   0.07
---------------------------------------------------------------------------------------------------------
    253 to 264                                  192            11,583,542.13                   2.73
---------------------------------------------------------------------------------------------------------
    265 to 276                                   40             2,569,773.72                   0.61
---------------------------------------------------------------------------------------------------------
    277 to 288                                    2               181,746.96                   0.04
---------------------------------------------------------------------------------------------------------
    289 to 300                                   14             1,462,306.34                   0.34
---------------------------------------------------------------------------------------------------------
    301 to 312                                    7               604,958.80                   0.14
---------------------------------------------------------------------------------------------------------
    313 to 324                                    9               759,983.81                   0.18
---------------------------------------------------------------------------------------------------------
    325 to 336                                   17             1,766,915.29                   0.42
---------------------------------------------------------------------------------------------------------
    337 to 348                                   56             6,112,651.12                   1.44
---------------------------------------------------------------------------------------------------------
    349 to 360                                2,265           351,149,402.87                  82.77
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

---------------------------------------------------------------------------------------------------------

                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
           Property Types                    Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Single Family                             2,557          $307,495,043.12                  72.48%
---------------------------------------------------------------------------------------------------------
    PUD                                         307            46,446,855.78                  10.95
---------------------------------------------------------------------------------------------------------
    Condominium                                 261            31,997,380.58                   7.54
---------------------------------------------------------------------------------------------------------
    2-Family                                    156             22,440,941.29                  5.29
---------------------------------------------------------------------------------------------------------
    3-Family                                     44             7,333,081.38                   1.73
---------------------------------------------------------------------------------------------------------
    4-Family                                     32             6,437,783.49                   1.52
---------------------------------------------------------------------------------------------------------
    Manufactured                                 17             1,313,662.28                   0.31
---------------------------------------------------------------------------------------------------------
    High Rise Condo                               2               321,824.39                   0.08
---------------------------------------------------------------------------------------------------------
    Townhouse                                     5               250,961.56                   0.06
---------------------------------------------------------------------------------------------------------
    Mixed Use                                     1               200,970.56                   0.05
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================

                                 Occupancy Type

---------------------------------------------------------------------------------------------------------
                                             Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
     Occupancy Types                         Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Primary                                   3,105          $393,150,269.01                  92.67%
---------------------------------------------------------------------------------------------------------
    Investor                                    247            27,805,880.63                   6.55
---------------------------------------------------------------------------------------------------------
    Secondary                                    30             3,282,354.79                   0.77
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================

                                  Loan Purpose

---------------------------------------------------------------------------------------------------------
                                             Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
     Loan Purpose                            Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Equity Refinance                          1,642          $204,170,193.20                  48.13%
---------------------------------------------------------------------------------------------------------
    Purchase                                  1,488           186,322,281.25                  43.92
---------------------------------------------------------------------------------------------------------
    Rate/Term Refinance                         252            33,746,029.98                   7.95
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------

                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
     Current Mortgage Loan Rates             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    3.001% to 3.500%                              1              $152,546.99                   0.04%
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                             13             2,430,830.00                   0.57
---------------------------------------------------------------------------------------------------------
    5.001% to 5.500%                             46             7,987,501.65                   1.88
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                            140            25,019,313.12                   5.90
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                            289            47,660,358.18                  11.23
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                            475            82,389,127.11                  19.42
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                            447            70,648,259.22                  16.65
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                            486            65,633,201.35                  15.47
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                            295            35,941,299.56                   8.47
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                            270            32,512,019.35                   7.66
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                            145            12,568,549.22                   2.96
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                           182            12,511,258.92                   2.95
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                          143             7,668,407.82                   1.81
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                          132             7,264,039.57                   1.71
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                           76             4,016,457.73                   0.95
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                          109             4,790,855.60                   1.13
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           44             2,068,361.39                   0.49
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                           36             1,313,060.01                   0.31
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                           16               537,497.57                   0.13
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                           15               461,374.03                   0.11
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                            6               116,950.49                   0.03
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                           11               339,878.98                   0.08
---------------------------------------------------------------------------------------------------------
    15.001% to 15.500%                            2                93,558.15                   0.02
---------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                            2                74,507.89                   0.02
---------------------------------------------------------------------------------------------------------
    16.001% to 16.500%                            1                39,290.53                   0.01
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

---------------------------------------------------------------------------------------------------------

               Range of                     Number                                Percentage of the
           Current Combined               of Mortgage     Aggregate Current       Aggregate Current
         Loan-to-Value Ratios                Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    0.01% to 10.00%                              16              $158,282.58                   0.04%
---------------------------------------------------------------------------------------------------------
    10.01% to 20.00%                             34             1,137,254.41                   0.27
---------------------------------------------------------------------------------------------------------
    20.01% to 30.00%                             54             2,377,019.34                   0.56
---------------------------------------------------------------------------------------------------------
    30.01% to 40.00%                             63             3,060,753.09                   0.72
---------------------------------------------------------------------------------------------------------
    40.01% to 50.00%                            118             9,100,170.64                   2.15
---------------------------------------------------------------------------------------------------------
    50.01% to 60.00%                            152            13,308,242.77                   3.14
---------------------------------------------------------------------------------------------------------
    60.01% to 70.00%                            317            36,229,382.76                   8.54
---------------------------------------------------------------------------------------------------------
    70.01% to 80.00%                            933           141,003,886.85                  33.24
---------------------------------------------------------------------------------------------------------
    80.01% to 90.00%                            736           110,931,391.89                  26.15
---------------------------------------------------------------------------------------------------------
    90.01% to 100.00%                           937           104,333,643.40                  24.59
---------------------------------------------------------------------------------------------------------
    100.01% to 110.00%                           17             1,733,871.31                   0.41
---------------------------------------------------------------------------------------------------------
    110.01% to 120.00%                            3               639,610.33                   0.15
---------------------------------------------------------------------------------------------------------
    120.01% to 130.00%                            2               224,995.06                   0.05
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

---------------------------------------------------------------------------------------------------------

                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Geographic Distribution               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    California                                  997          $147,603,035.17                  34.79%
---------------------------------------------------------------------------------------------------------
    Florida                                     375            44,738,136.01                  10.55
---------------------------------------------------------------------------------------------------------
    Illinois                                    203            30,310,628.81                   7.14
---------------------------------------------------------------------------------------------------------
    New Jersey                                   81            14,405,782.90                   3.40
---------------------------------------------------------------------------------------------------------
    New York                                     81            13,625,041.65                   3.21
---------------------------------------------------------------------------------------------------------
    Arizona                                     164            13,606,238.03                   3.21
---------------------------------------------------------------------------------------------------------
    Washington                                  112            13,539,532.67                   3.19
---------------------------------------------------------------------------------------------------------
    Texas                                       160            12,959,823.17                   3.05
---------------------------------------------------------------------------------------------------------
    Maryland                                     79            10,866,316.26                   2.56
---------------------------------------------------------------------------------------------------------
    Massachusetts                                60             9,653,774.39                   2.28
---------------------------------------------------------------------------------------------------------
    Michigan                                     86             8,897,603.57                   2.10
---------------------------------------------------------------------------------------------------------
    Pennsylvania                                 76             8,154,707.41                   1.92
---------------------------------------------------------------------------------------------------------
    Colorado                                     67             7,861,855.10                   1.85
---------------------------------------------------------------------------------------------------------
    Ohio                                         78             7,550,717.11                   1.78
---------------------------------------------------------------------------------------------------------
    Nevada                                       68             7,225,157.25                   1.70
---------------------------------------------------------------------------------------------------------
    Virginia                                     47             6,389,208.48                   1.51
---------------------------------------------------------------------------------------------------------
    Connecticut                                  45             5,994,551.43                   1.41
---------------------------------------------------------------------------------------------------------
    Oregon                                       55             5,968,440.22                   1.41
---------------------------------------------------------------------------------------------------------
    Georgia                                      44             5,047,316.14                   1.19
---------------------------------------------------------------------------------------------------------
    North Carolina                               45             4,666,073.80                   1.10
---------------------------------------------------------------------------------------------------------
    Indiana                                      58             4,608,311.03                   1.09
---------------------------------------------------------------------------------------------------------
    Missouri                                     47             4,456,340.93                   1.05
---------------------------------------------------------------------------------------------------------
    Minnesota                                    22             3,230,551.43                   0.76
---------------------------------------------------------------------------------------------------------
    Tennessee                                    31             3,201,882.63                   0.75
---------------------------------------------------------------------------------------------------------
    Louisiana                                    33             2,693,040.17                   0.63
---------------------------------------------------------------------------------------------------------
    Oklahoma                                     32             2,445,133.67                   0.58
---------------------------------------------------------------------------------------------------------
    New Hampshire                                15             2,377,331.05                   0.56
---------------------------------------------------------------------------------------------------------
    New Mexico                                   18             2,159,493.08                   0.51
---------------------------------------------------------------------------------------------------------
    Kentucky                                     19             1,679,749.97                   0.40
---------------------------------------------------------------------------------------------------------
    South Carolina                               16             1,659,423.58                   0.39
---------------------------------------------------------------------------------------------------------
    Wisconsin                                    14             1,651,057.76                   0.39
---------------------------------------------------------------------------------------------------------
    Iowa                                         17             1,635,921.42                   0.39
---------------------------------------------------------------------------------------------------------
    Rhode Island                                 12             1,533,575.85                   0.36
---------------------------------------------------------------------------------------------------------
    Utah                                         17             1,443,007.21                   0.34
---------------------------------------------------------------------------------------------------------
    Hawaii                                        6             1,382,907.99                   0.33
---------------------------------------------------------------------------------------------------------
    Maine                                        14             1,287,466.30                   0.30
---------------------------------------------------------------------------------------------------------
    District of Columbia                         12             1,149,048.05                   0.27
---------------------------------------------------------------------------------------------------------
    West Virginia                                 7               813,610.19                   0.19
---------------------------------------------------------------------------------------------------------
    Idaho                                         8               781,688.33                   0.18
---------------------------------------------------------------------------------------------------------
    Kansas                                        8               754,244.75                   0.18
---------------------------------------------------------------------------------------------------------
    Montana                                       8               647,721.30                   0.15
---------------------------------------------------------------------------------------------------------
    Nebraska                                      5               646,742.30                   0.15
---------------------------------------------------------------------------------------------------------
    Delaware                                      4               624,312.95                   0.15
---------------------------------------------------------------------------------------------------------
    Arkansas                                      9               597,173.57                   0.14
---------------------------------------------------------------------------------------------------------
    Alabama                                      11               562,394.58                   0.13
---------------------------------------------------------------------------------------------------------
    Mississippi                                   9               481,297.76                   0.11
---------------------------------------------------------------------------------------------------------
    South Dakota                                  2               313,416.03                   0.07
---------------------------------------------------------------------------------------------------------
    Wyoming                                       3               200,450.41                   0.05
---------------------------------------------------------------------------------------------------------
    North Dakota                                  1               103,637.11                   0.02
---------------------------------------------------------------------------------------------------------
    Vermont                                       1                53,633.46                   0.01
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

---------------------------------------------------------------------------------------------------------

                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Loan Documentation                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Full Documentation                        1,610          $187,429,201.37                  44.18%
---------------------------------------------------------------------------------------------------------
    Stated Income Documentation               1,093           159,320,756.16                  37.55
---------------------------------------------------------------------------------------------------------
    No Documentation                            454            49,029,602.53                  11.56
---------------------------------------------------------------------------------------------------------
    Alternate Documentation                      78            14,653,665.52                   3.45
---------------------------------------------------------------------------------------------------------
    Limited Documentation                       128            12,483,436.72                   2.94
---------------------------------------------------------------------------------------------------------
    Missing Documentation                        15               941,449.42                   0.22
---------------------------------------------------------------------------------------------------------
    Streamlined Documentation                     4               380,392.71                   0.09
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                 100.00%
=========================================================================================================


                               Performance Status

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Performance Status                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
       Current                                3,382          $424,238,504.43                100.00%
---------------------------------------------------------------------------------------------------------
       Total:                                 3,382          $424,238,504.43                100.00%
=========================================================================================================


                             Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Prepayment Penalty Terms              Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    No Prepayment Penalties                   1,260          $121,652,566.89                 28.68%
---------------------------------------------------------------------------------------------------------
    12 months                                   142            22,276,286.57                   5.25
---------------------------------------------------------------------------------------------------------
    24 months                                 1,043           162,021,639.62                  38.19
---------------------------------------------------------------------------------------------------------
    30 months                                     3                89,566.36                   0.02
---------------------------------------------------------------------------------------------------------
    36 months                                   822           105,743,859.36                  24.93
---------------------------------------------------------------------------------------------------------
    60 months                                   112            12,454,585.63                   2.94
---------------------------------------------------------------------------------------------------------
    Total:                                    3,382          $424,238,504.43                100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Gross Margin (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
        Range of                          of Mortgage     Aggregate Current       Aggregate Current
     Gross Margins                           Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    0.001% to 0.500%                              1               $70,852.60                   0.03%
---------------------------------------------------------------------------------------------------------
    1.001% to 1.500%                              2               353,209.28                   0.16
---------------------------------------------------------------------------------------------------------
    2.001% to 2.500%                              2               290,830.55                   0.13
---------------------------------------------------------------------------------------------------------
    2.501% to 3.000%                             29             2,828,769.64                   1.26
---------------------------------------------------------------------------------------------------------
    3.001% to 3.500%                              6             1,206,206.00                   0.54
---------------------------------------------------------------------------------------------------------
    3.501% to 4.000%                              2               290,249.92                   0.13
---------------------------------------------------------------------------------------------------------
    4.001% to 4.500%                              9               851,459.08                   0.38
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                            122            18,693,448.89                   8.36
---------------------------------------------------------------------------------------------------------
    5.001% to 5.500%                            261            38,811,381.96                  17.35
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                            303            53,941,336.63                  24.11
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                            355            64,527,613.90                  28.84
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                            125            18,519,142.20                   8.28
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                             73             9,517,311.05                   4.25
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                             49             5,465,309.73                   2.44
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                             40             4,018,374.75                   1.80
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                             30             2,976,779.30                   1.33
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                             12             1,116,440.59                   0.50
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                             1               110,348.13                   0.05
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            2               135,527.37                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                Initial Periodic Rate Cap (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
      Initial Periodic Rate Caps             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1.000%                                      131           $13,057,892.79                   5.84%
---------------------------------------------------------------------------------------------------------
    1.500%                                      330            46,629,068.38                  20.84
---------------------------------------------------------------------------------------------------------
    2.000%                                       15             1,818,797.74                   0.81
---------------------------------------------------------------------------------------------------------
    3.000%                                      938           160,491,426.34                  71.74
---------------------------------------------------------------------------------------------------------
    4.000%                                        8             1,471,257.30                   0.66
---------------------------------------------------------------------------------------------------------
    5.000%                                        1               117,865.46                   0.05
---------------------------------------------------------------------------------------------------------
    6.000%                                        1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


              Subsequent Periodic Rate Cap (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
    Subsequent Periodic Rate Caps            Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1.000%                                    1,073          $173,988,930.73                  77.77%
---------------------------------------------------------------------------------------------------------
    1.500%                                      336            47,565,373.45                  21.26
---------------------------------------------------------------------------------------------------------
    2.000%                                        6               549,536.28                   0.25
---------------------------------------------------------------------------------------------------------
    2.500%                                        8             1,471,257.30                   0.66
---------------------------------------------------------------------------------------------------------
    3.000%                                        1               149,493.81                   0.07
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Maximum Mortgage Rate (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------

                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
        Maximum Mortgage Rates               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                             1              $288,950.58                   0.13%
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            5               343,271.55                   0.15
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                            3               388,105.86                   0.17
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                            7             1,822,357.35                   0.81
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                           54            10,559,550.99                   4.72
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           81            16,338,741.78                   7.30
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                          167            34,169,223.03                  15.27
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                          186            35,059,613.21                  15.67
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                          228            38,114,399.39                  17.04
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                          182            26,224,413.74                  11.72
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                          175            26,011,314.40                  11.63
---------------------------------------------------------------------------------------------------------
    15.001% to 15.500%                           93            10,399,566.61                   4.65
---------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                          107            12,372,824.04                   5.53
---------------------------------------------------------------------------------------------------------
    16.001% to 16.500%                           41             4,004,638.85                   1.79
---------------------------------------------------------------------------------------------------------
    16.501% to 17.000%                           31             2,886,941.79                   1.29
---------------------------------------------------------------------------------------------------------
    17.001% to 17.500%                           14             1,309,416.23                   0.59
---------------------------------------------------------------------------------------------------------
    17.501% to 18.000%                           22             1,769,237.35                   0.79
---------------------------------------------------------------------------------------------------------
    18.001% to 18.500%                           11               851,144.88                   0.38
---------------------------------------------------------------------------------------------------------
    18.501% to 19.000%                            7               358,843.00                   0.16
---------------------------------------------------------------------------------------------------------
    19.001% to 19.500%                            5               164,803.55                   0.07
---------------------------------------------------------------------------------------------------------
    19.501% to 20.000%                            2                63,503.81                   0.03
---------------------------------------------------------------------------------------------------------
    20.001% to 20.500%                            1                21,240.93                   0.01
---------------------------------------------------------------------------------------------------------
    25.501% to 26.000%                            1               202,488.65                   0.09
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Minimum Mortgage Rate (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
        Minimum Mortgage Rates               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    No Minimum Mortgage Rate                     22            $2,754,161.06                   1.23%
---------------------------------------------------------------------------------------------------------
    0.501% - 1.000%                               2               222,571.80                   0.10
---------------------------------------------------------------------------------------------------------
    2.001% - 2.500%                               1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    2.501% - 3.000%                               2               406,816.04                   0.18
---------------------------------------------------------------------------------------------------------
    3.001% - 3.500%                               2               450,532.42                   0.20
---------------------------------------------------------------------------------------------------------
    4.501% - 5.000%                               4               477,103.25                   0.21
---------------------------------------------------------------------------------------------------------
    5.001% - 5.500%                               9             2,053,281.21                   0.92
---------------------------------------------------------------------------------------------------------
    5.501% - 6.000%                              51            11,220,827.46                   5.02
---------------------------------------------------------------------------------------------------------
    6.001% - 6.500%                             127            23,258,184.92                  10.40
---------------------------------------------------------------------------------------------------------
    6.501% - 7.000%                             272            51,265,840.04                  22.91
---------------------------------------------------------------------------------------------------------
    7.001% - 7.500%                             252            44,092,570.22                  19.71
---------------------------------------------------------------------------------------------------------
    7.501% - 8.000%                             221            34,710,500.79                  15.51
---------------------------------------------------------------------------------------------------------
    8.001% - 8.500%                             124            15,726,676.23                   7.03
---------------------------------------------------------------------------------------------------------
    8.501% - 9.000%                             135            17,972,737.25                   8.03
---------------------------------------------------------------------------------------------------------
    9.001% - 9.500%                              51             6,011,126.87                   2.69
---------------------------------------------------------------------------------------------------------
    9.501% - 10.000%                             48             5,210,790.61                   2.33
---------------------------------------------------------------------------------------------------------
    10.001% - 10.500%                            23             1,974,824.38                   0.88
---------------------------------------------------------------------------------------------------------
    10.501% - 11.000%                            23             2,237,506.71                   1.00
---------------------------------------------------------------------------------------------------------
    11.001% - 11.500%                            13             1,177,487.26                   0.53
---------------------------------------------------------------------------------------------------------
    11.501% - 12.000%                            17               935,015.02                   0.42
---------------------------------------------------------------------------------------------------------
    12.001% - 12.500%                            10               845,281.26                   0.38
---------------------------------------------------------------------------------------------------------
    12.501% - 13.000%                             9               459,057.77                   0.21
---------------------------------------------------------------------------------------------------------
    13.001% - 13.500%                             6               123,415.44                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                Next Loan Rate Adjustment (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
            Next Loan Rate                   Number                               Percentage of the
              Adjustment                  of Mortgage     Aggregate Current       Aggregate Current
             (Month-Year)                    Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    January 2004                                  2              $130,434.54                   0.06%
---------------------------------------------------------------------------------------------------------
    February 2004                                22             1,937,649.48                   0.87
---------------------------------------------------------------------------------------------------------
    March 2004                                   22             1,967,358.80                   0.88
---------------------------------------------------------------------------------------------------------
    April 2004                                   18             1,423,589.97                   0.64
---------------------------------------------------------------------------------------------------------
    May 2004                                     19             1,193,582.50                   0.53
---------------------------------------------------------------------------------------------------------
    June 2004                                    17             1,251,519.68                   0.56
---------------------------------------------------------------------------------------------------------
    July 2004                                    18             1,123,734.80                   0.50
---------------------------------------------------------------------------------------------------------
    August 2004                                   8               673,998.40                   0.30
---------------------------------------------------------------------------------------------------------
    September 2004                                8               613,708.70                   0.27
---------------------------------------------------------------------------------------------------------
    October 2004                                  6               468,673.53                   0.21
---------------------------------------------------------------------------------------------------------
    November 2004                                 8               788,763.50                   0.35
---------------------------------------------------------------------------------------------------------
    December 2004                                 2               108,165.91                   0.05
---------------------------------------------------------------------------------------------------------
    January 2005                                  4               611,348.72                   0.27
---------------------------------------------------------------------------------------------------------
    February 2005                                 1                62,395.94                   0.03
---------------------------------------------------------------------------------------------------------
    March 2005                                    3               417,810.60                   0.19
---------------------------------------------------------------------------------------------------------
    April 2005                                    3               646,698.52                   0.29
---------------------------------------------------------------------------------------------------------
    May 2005                                      5               800,127.19                   0.36
---------------------------------------------------------------------------------------------------------
    June 2005                                     3               372,881.25                   0.17
---------------------------------------------------------------------------------------------------------
    July 2005                                    32             4,592,888.40                   2.05
---------------------------------------------------------------------------------------------------------
    August 2005                                 174            26,106,789.80                  11.67
---------------------------------------------------------------------------------------------------------
    September 2005                              103            13,981,827.52                   6.25
---------------------------------------------------------------------------------------------------------
    October 2005                                209            32,443,836.29                  14.50
---------------------------------------------------------------------------------------------------------
    November 2005                               537           103,645,758.83                  46.33
---------------------------------------------------------------------------------------------------------
    December 2005                                16             2,674,818.57                   1.20
---------------------------------------------------------------------------------------------------------
    April 2006                                    2               152,681.99                   0.07
---------------------------------------------------------------------------------------------------------
    May 2006                                      1               288,950.58                   0.13
---------------------------------------------------------------------------------------------------------
    July 2006                                     2               338,304.46                   0.15
---------------------------------------------------------------------------------------------------------
    August 2006                                   1                97,961.68                   0.04
---------------------------------------------------------------------------------------------------------
    September 2006                               74             9,030,344.37                   4.04
---------------------------------------------------------------------------------------------------------
    October 2006                                 52             7,459,389.63                   3.33
---------------------------------------------------------------------------------------------------------
    November 2006                                42             6,735,100.52                   3.01
---------------------------------------------------------------------------------------------------------
    December 2006                                 2               377,954.05                   0.17
---------------------------------------------------------------------------------------------------------
    April 2008                                    1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    May 2008                                      1               117,865.46                   0.05
---------------------------------------------------------------------------------------------------------
    October 2008                                  2               357,865.17                   0.16
---------------------------------------------------------------------------------------------------------
    November 2008                                 4               591,528.66                   0.26
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2004-CB1
              Group I Mortgage Loan Characteristics Summary Report

Summary                                                               Total        Minimum       Maximum
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                         $128,958,325.56
Number of Mortgage Loans                                              1,247
Average Current Principal Loan Balance                          $103,414.86      $2,539.30   $601,856.88
Average Original Principal Loan Balance                         $105,705.88     $10,000.00   $602,900.00
(1) Weighted Average Current Combined Loan-to-Value Ratio             82.10%          2.47%       121.44%
(1) Weighted Average Mortgage Loan Rate                               7.829%         4.750%       16.250%
(1) Weighted Average Original Term to Maturity (months)                 320             60           380
(1) Weighted Average Remaining Term to Stated Maturity (months)         310             17           360
(1) (2) (3)  Weighted Average Fico Score                                659            432           812
---------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) 97.66% of the Group I Mortgage Loans have FICO Scores.
(3) Non-Zero Weighted Average

---------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                    Principal Balance
                                         -----                                    -----------------
     Loan Type                           Fixed                                             100.00%
                                         ARMs                                                0.00%

        Lien                             First                                              91.24%
                                         Second                                              8.75%
                                         Third                                               0.01%

     Balloon Loans                                                                          10.52%
     Interest Only  Loans                                                                    3.84%
     FHA Loans                                                                               0.20%
     Seller Financed Loans                                                                   3.29%
     Section 32 Loans                                                                        0.00%
     Loans with Borrower PMI                                                                17.75%
     Loans with Prepayment Penalties                                                        63.36%

---------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

--------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
      Current Principal Balances             Loans        Principal Balance       Principal Balance
--------------------------------------------------------------------------------------------------------
    $1 to  $50,000                             363           $10,744,720.40                   8.33%
--------------------------------------------------------------------------------------------------------
    $50,001 to  $100,000                       334            25,055,567.55                  19.43
--------------------------------------------------------------------------------------------------------
    $100,001 to  $150,000                      231            28,511,053.56                  22.11
--------------------------------------------------------------------------------------------------------
    $150,001 to  $200,000                      184            31,940,632.49                  24.77
--------------------------------------------------------------------------------------------------------
    $200,001 to  $250,000                      121            26,917,244.08                  20.87
--------------------------------------------------------------------------------------------------------
    $250,001 to  $300,000                        3               789,639.47                   0.61
--------------------------------------------------------------------------------------------------------
    $300,001 to  $350,000                        4             1,312,146.17                   1.02
--------------------------------------------------------------------------------------------------------
    $400,001 to  $450,000                        1               422,135.52                   0.33
--------------------------------------------------------------------------------------------------------
    $450,001 to  $500,000                        1               459,892.22                   0.36
--------------------------------------------------------------------------------------------------------
    $500,001 to  $550,000                        2             1,059,453.27                   0.82
--------------------------------------------------------------------------------------------------------
    $550,001 to  $600,000                        2             1,143,983.95                   0.89
--------------------------------------------------------------------------------------------------------
    $600,001 to  $650,000                        1               601,856.88                   0.47
--------------------------------------------------------------------------------------------------------
    Total:                                   1,247          $128,958,325.56                 100.00%
========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
             FICO Scores                     Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Not Available (1)                            64            $3,018,034.76                   2.34%
---------------------------------------------------------------------------------------------------------
    421 to 440                                    1               233,397.48                   0.18
---------------------------------------------------------------------------------------------------------
    441 to 460                                    3               296,896.29                   0.23
---------------------------------------------------------------------------------------------------------
    461 to 480                                    3               422,768.02                   0.33
---------------------------------------------------------------------------------------------------------
    481 to 500                                   10               418,953.82                   0.32
---------------------------------------------------------------------------------------------------------
    501 to 520                                   24             1,868,393.33                   1.45
---------------------------------------------------------------------------------------------------------
    521 to 540                                   37             3,872,656.05                   3.00
---------------------------------------------------------------------------------------------------------
    541 to 560                                   39             3,976,898.85                   3.08
---------------------------------------------------------------------------------------------------------
    561 to 580                                   52             5,135,994.83                   3.98
---------------------------------------------------------------------------------------------------------
    581 to 600                                   64             6,095,933.47                   4.73
---------------------------------------------------------------------------------------------------------
    601 to 620                                   90             7,058,884.98                   5.47
---------------------------------------------------------------------------------------------------------
    621 to 640                                  133            13,814,684.42                  10.71
---------------------------------------------------------------------------------------------------------
    641 to 660                                  146            15,377,822.15                  11.92
---------------------------------------------------------------------------------------------------------
    661 to 680                                  171            20,980,617.56                  16.27
---------------------------------------------------------------------------------------------------------
    681 to 700                                  133            14,966,926.45                  11.61
---------------------------------------------------------------------------------------------------------
    701 to 720                                  104            11,532,294.31                   8.94
---------------------------------------------------------------------------------------------------------
    721 to 740                                   72             7,774,229.40                   6.03
---------------------------------------------------------------------------------------------------------
    741 to 760                                   51             5,186,495.75                   4.02
---------------------------------------------------------------------------------------------------------
    761 to 780                                   32             4,482,029.50                   3.48
---------------------------------------------------------------------------------------------------------
    781 to 800                                   11             1,747,737.79                   1.36
---------------------------------------------------------------------------------------------------------
    801 to 820                                    7               696,676.35                   0.54
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term to Maturity

---------------------------------------------------------------------------------------------------------
               Range of                      Number                               Percentage of the
      Original Term to Maturity           of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    49 to 60                                      1              $198,672.09                   0.15%
---------------------------------------------------------------------------------------------------------
    97 to 108                                     1                13,035.42                   0.01
---------------------------------------------------------------------------------------------------------
    109 to 120                                   26               582,610.41                   0.45
---------------------------------------------------------------------------------------------------------
    121 to 132                                    5               113,347.20                   0.09
---------------------------------------------------------------------------------------------------------
    133 to 144                                    1                33,551.64                   0.03
---------------------------------------------------------------------------------------------------------
    169 to 180                                  385            25,207,774.07                  19.55
---------------------------------------------------------------------------------------------------------
    181 to 192                                    9               281,717.88                   0.22
---------------------------------------------------------------------------------------------------------
    205 to 216                                    1                81,710.57                   0.06
---------------------------------------------------------------------------------------------------------
    229 to 240                                   35             2,198,696.48                   1.70
---------------------------------------------------------------------------------------------------------
    241 to 252                                    1                19,640.09                   0.02
---------------------------------------------------------------------------------------------------------
    253 to 264                                    1                45,787.19                   0.04
---------------------------------------------------------------------------------------------------------
    289 to 300                                    4               269,182.83                   0.21
---------------------------------------------------------------------------------------------------------
    313 to 324                                    2               167,277.41                   0.13
---------------------------------------------------------------------------------------------------------
    325 to 336                                    1                43,704.03                   0.03
---------------------------------------------------------------------------------------------------------
    337 to 348                                    7               581,134.82                   0.45
---------------------------------------------------------------------------------------------------------
    349 to 360                                  764            98,966,133.15                  76.74
---------------------------------------------------------------------------------------------------------
    361 to 372                                    2               140,261.66                   0.11
---------------------------------------------------------------------------------------------------------
    373 to 384                                    1                14,088.62                   0.01
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term to Stated Maturity

---------------------------------------------------------------------------------------------------------
               Range of                     Number                                Percentage of the
  Remaining Term to Stated Maturity       of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    13 to 24                                     10               $67,739.69                   0.05%
---------------------------------------------------------------------------------------------------------
    25 to 36                                      7               236,354.11                   0.18
---------------------------------------------------------------------------------------------------------
    37 to 48                                      1                 5,925.43                   0.00
---------------------------------------------------------------------------------------------------------
    61 to 72                                      4               105,877.73                   0.08
---------------------------------------------------------------------------------------------------------
    73 to 84                                     70             1,611,684.21                   1.25
---------------------------------------------------------------------------------------------------------
    85 to 96                                     25               716,275.74                   0.56
---------------------------------------------------------------------------------------------------------
    97 to 108                                     7               214,111.37                   0.17
---------------------------------------------------------------------------------------------------------
    109 to 120                                   10               494,450.52                   0.38
---------------------------------------------------------------------------------------------------------
    121 to 132                                    1                28,425.85                   0.02
---------------------------------------------------------------------------------------------------------
    133 to 144                                    6               256,113.92                   0.20
---------------------------------------------------------------------------------------------------------
    145 to 156                                    4               177,246.57                   0.14
---------------------------------------------------------------------------------------------------------
    157 to 168                                   13               587,522.76                   0.46
---------------------------------------------------------------------------------------------------------
    169 to 180                                  278            22,209,117.42                  17.22
---------------------------------------------------------------------------------------------------------
    181 to 192                                    1                28,152.84                   0.02
---------------------------------------------------------------------------------------------------------
    205 to 216                                    5               249,027.46                   0.19
---------------------------------------------------------------------------------------------------------
    217 to 228                                    4               257,373.32                   0.20
---------------------------------------------------------------------------------------------------------
    229 to 240                                   26             1,688,685.67                   1.31
---------------------------------------------------------------------------------------------------------
    241 to 252                                    2                99,766.19                   0.08
---------------------------------------------------------------------------------------------------------
    253 to 264                                   74             4,126,308.76                   3.20
---------------------------------------------------------------------------------------------------------
    265 to 276                                   15               754,406.95                   0.59
---------------------------------------------------------------------------------------------------------
    289 to 300                                    7               818,226.57                   0.63
---------------------------------------------------------------------------------------------------------
    301 to 312                                    3               389,342.23                   0.30
---------------------------------------------------------------------------------------------------------
    313 to 324                                    6               501,389.32                   0.39
---------------------------------------------------------------------------------------------------------
    325 to 336                                   12             1,082,993.44                   0.84
---------------------------------------------------------------------------------------------------------
    337 to 348                                   20             2,040,476.62                   1.58
---------------------------------------------------------------------------------------------------------
    349 to 360                                  636            90,211,330.87                  69.95
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
            Property Types                   Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Single Family                               948           $91,870,419.18                  71.24%
---------------------------------------------------------------------------------------------------------
    PUD                                         118            16,095,508.46                  12.48
---------------------------------------------------------------------------------------------------------
    Condominium                                  87             8,596,610.23                   6.67
---------------------------------------------------------------------------------------------------------
    2-Family                                     56             7,653,591.89                   5.93
---------------------------------------------------------------------------------------------------------
    3-Family                                     20             2,938,800.46                   2.28
---------------------------------------------------------------------------------------------------------
    4-Family                                      6               849,779.99                   0.66
---------------------------------------------------------------------------------------------------------
    Manufactured                                  7               533,950.72                   0.41
---------------------------------------------------------------------------------------------------------
    Townhouse                                     4               218,694.07                   0.17
---------------------------------------------------------------------------------------------------------
    Mixed Use                                     1               200,970.56                   0.16
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================

                                 Occupancy Type

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
           Occupancy Types                   Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Primary                                   1,143          $119,172,490.77                  92.41%
---------------------------------------------------------------------------------------------------------
    Investor                                     88             8,107,567.07                   6.29
---------------------------------------------------------------------------------------------------------
    Secondary                                    16             1,678,267.72                   1.30
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================

                                  Loan Purpose

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
            Loan Purpose                     Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Equity Refinance                            596           $61,965,364.64                  48.05%
---------------------------------------------------------------------------------------------------------
    Purchase                                    542            54,169,907.83                  42.01
---------------------------------------------------------------------------------------------------------
    Rate/Term Refinance                         109            12,823,053.09                   9.94
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
     Current Mortgage Loan Rates             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                              4              $737,109.49                   0.57%
---------------------------------------------------------------------------------------------------------
    5.001% to 5.500%                             26             4,201,059.95                   3.26
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                             47             6,950,531.50                   5.39
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                            109            16,723,711.70                  12.97
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                            123            19,398,228.72                  15.04
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                            132            17,910,873.07                  13.89
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                            173            19,969,119.17                  15.48
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                            103            11,817,341.11                   9.16
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                             81             9,086,237.95                   7.05
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                             58             4,618,776.53                   3.58
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                            80             4,467,576.24                   3.46
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                           76             3,582,432.88                   2.78
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                           70             3,155,772.28                   2.45
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                           39             1,691,988.23                   1.31
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                           61             2,493,241.02                   1.93
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           19               633,980.52                   0.49
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                           13               419,959.46                   0.33
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                            7               284,957.75                   0.22
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                            8               280,229.51                   0.22
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                            4               101,314.08                   0.08
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                            9               226,527.83                   0.18
---------------------------------------------------------------------------------------------------------
    15.001% to 15.500%                            2                93,558.15                   0.07
---------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                            2                74,507.89                   0.06
---------------------------------------------------------------------------------------------------------
    16.001% to 16.500%                            1                39,290.53                   0.03
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

---------------------------------------------------------------------------------------------------------
                                             Number                               Percentage of the
           Range of Current               of Mortgage     Aggregate Current       Aggregate Current
    Combined Loan-to-Value Ratios            Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    0.01% to 10.00%                               9               $68,203.79                   0.05%
---------------------------------------------------------------------------------------------------------
    10.01% to 20.00%                             19               796,143.79                   0.62
---------------------------------------------------------------------------------------------------------
    20.01% to 30.00%                             26             1,214,849.14                   0.94
---------------------------------------------------------------------------------------------------------
    30.01% to 40.00%                             27             1,229,068.77                   0.95
---------------------------------------------------------------------------------------------------------
    40.01% to 50.00%                             61             3,775,297.97                   2.93
---------------------------------------------------------------------------------------------------------
    50.01% to 60.00%                             60             4,944,532.64                   3.83
---------------------------------------------------------------------------------------------------------
    60.01% to 70.00%                            116            12,071,701.61                   9.36
---------------------------------------------------------------------------------------------------------
    70.01% to 80.00%                            252            34,404,362.38                  26.68
---------------------------------------------------------------------------------------------------------
    80.01% to 90.00%                            210            26,149,952.76                  20.28
---------------------------------------------------------------------------------------------------------
    90.01% to 100.00%                           453            42,597,896.37                  33.03
---------------------------------------------------------------------------------------------------------
    100.01% to 110.00%                           10             1,145,377.61                   0.89
---------------------------------------------------------------------------------------------------------
    110.01% to 120.00%                            2               335,943.67                   0.26
---------------------------------------------------------------------------------------------------------
    120.01% to 130.00%                            2               224,995.06                   0.17
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Geographic Distribution               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    California                                  352           $35,774,291.52                   27.74%
---------------------------------------------------------------------------------------------------------
    Florida                                     112            12,088,514.65                   9.37
---------------------------------------------------------------------------------------------------------
    Illinois                                     67             8,692,398.87                   6.74
---------------------------------------------------------------------------------------------------------
    New Jersey                                   39             7,512,427.89                   5.83
---------------------------------------------------------------------------------------------------------
    Texas                                        88             6,503,337.24                   5.04
---------------------------------------------------------------------------------------------------------
    New York                                     43             6,420,028.40                   4.98
---------------------------------------------------------------------------------------------------------
    Arizona                                      76             5,283,711.97                   4.10
---------------------------------------------------------------------------------------------------------
    Pennsylvania                                 36             3,592,457.45                   2.79
---------------------------------------------------------------------------------------------------------
    Virginia                                     21             2,930,207.41                   2.27
---------------------------------------------------------------------------------------------------------
    Maryland                                     25             2,902,540.33                   2.25
---------------------------------------------------------------------------------------------------------
    Washington                                   35             2,857,125.31                   2.22
---------------------------------------------------------------------------------------------------------
    Ohio                                         28             2,519,329.29                   1.95
---------------------------------------------------------------------------------------------------------
    Michigan                                     23             2,493,105.86                   1.93
---------------------------------------------------------------------------------------------------------
    Massachusetts                                15             2,447,943.36                   1.90
---------------------------------------------------------------------------------------------------------
    Nevada                                       25             2,437,578.81                   1.89
---------------------------------------------------------------------------------------------------------
    Connecticut                                  14             2,373,209.15                   1.84
---------------------------------------------------------------------------------------------------------
    North Carolina                               20             1,938,347.59                   1.50
---------------------------------------------------------------------------------------------------------
    Oregon                                       23             1,814,158.02                   1.41
---------------------------------------------------------------------------------------------------------
    Tennessee                                    14             1,760,675.27                   1.37
---------------------------------------------------------------------------------------------------------
    Colorado                                     22             1,587,144.79                   1.23
---------------------------------------------------------------------------------------------------------
    Indiana                                      23             1,454,142.04                   1.13
---------------------------------------------------------------------------------------------------------
    Louisiana                                    18             1,400,175.51                   1.09
---------------------------------------------------------------------------------------------------------
    Missouri                                     16             1,332,767.02                   1.03
---------------------------------------------------------------------------------------------------------
    Georgia                                      15             1,251,671.77                   0.97
---------------------------------------------------------------------------------------------------------
    Minnesota                                     7             1,163,394.48                   0.90
---------------------------------------------------------------------------------------------------------
    South Carolina                               10             1,106,105.53                   0.86
---------------------------------------------------------------------------------------------------------
    New Mexico                                    7               793,243.02                   0.62
---------------------------------------------------------------------------------------------------------
    Hawaii                                        4               784,728.20                   0.61
---------------------------------------------------------------------------------------------------------
    Oklahoma                                     11               740,697.19                   0.57
---------------------------------------------------------------------------------------------------------
    Utah                                         10               715,627.52                   0.55
---------------------------------------------------------------------------------------------------------
    Montana                                       8               647,721.30                   0.50
---------------------------------------------------------------------------------------------------------
    New Hampshire                                 4               485,633.54                   0.38
---------------------------------------------------------------------------------------------------------
    Iowa                                          3               369,624.30                   0.29
---------------------------------------------------------------------------------------------------------
    Kentucky                                      3               356,523.16                   0.28
---------------------------------------------------------------------------------------------------------
    District of Columbia                          4               335,622.85                   0.26
---------------------------------------------------------------------------------------------------------
    Idaho                                         2               260,168.48                   0.20
---------------------------------------------------------------------------------------------------------
    Kansas                                        2               250,426.34                   0.19
---------------------------------------------------------------------------------------------------------
    Wisconsin                                     3               218,006.50                   0.17
---------------------------------------------------------------------------------------------------------
    Mississippi                                   3               215,102.43                   0.17
---------------------------------------------------------------------------------------------------------
    Maine                                         3               210,625.66                   0.16
---------------------------------------------------------------------------------------------------------
    Arkansas                                      3               194,768.24                   0.15
---------------------------------------------------------------------------------------------------------
    Alabama                                       4               186,664.49                   0.14
---------------------------------------------------------------------------------------------------------
    West Virginia                                 1               178,939.88                   0.14
---------------------------------------------------------------------------------------------------------
    Rhode Island                                  1               139,756.59                   0.11
---------------------------------------------------------------------------------------------------------
    South Dakota                                  1                99,584.80                   0.08
---------------------------------------------------------------------------------------------------------
    Vermont                                       1                53,633.46                   0.04
---------------------------------------------------------------------------------------------------------
    Delaware                                      1                49,927.25                   0.04
---------------------------------------------------------------------------------------------------------
    Wyoming                                       1                34,510.83                   0.03
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Loan Documentation                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Full Documentation                          574           $55,641,762.85                  43.15%
---------------------------------------------------------------------------------------------------------
    Stated Income Documenation                  300            33,929,330.98                  26.31
---------------------------------------------------------------------------------------------------------
    No Documentation                            293            31,012,249.84                  24.05
---------------------------------------------------------------------------------------------------------
    Limited Documentation                        51             4,096,683.23                   3.18
---------------------------------------------------------------------------------------------------------
    Alternate Documentation                      26             4,020,032.14                   3.12
---------------------------------------------------------------------------------------------------------
    Missing Documentation                         3               258,266.52                   0.20
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


                               Performance Status

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Performance Status                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
       Current                                1,247          $128,958,325.56                100.00%
---------------------------------------------------------------------------------------------------------
       Total:                                 1,247          $128,958,325.56                100.00%
=========================================================================================================


                             Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Prepayment Penalty Terms              Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    No Prepayment Penalties                     579           $47,244,492.12                  36.64%
---------------------------------------------------------------------------------------------------------
    12 months                                    62             9,368,782.10                   7.26
---------------------------------------------------------------------------------------------------------
    24 months                                   112             8,734,779.54                   6.77
---------------------------------------------------------------------------------------------------------
    30 months                                     1                17,907.97                   0.01
---------------------------------------------------------------------------------------------------------
    36 months                                   405            53,687,973.17                  41.63
---------------------------------------------------------------------------------------------------------
    60 months                                    88             9,904,390.66                   7.68
---------------------------------------------------------------------------------------------------------
    Total:                                    1,247          $128,958,325.56                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2004-CB1
              Group II Mortgage Loan Characteristics Summary Report

Summary                                                               Total        Minimum       Maximum
                                                                      -----        -------       -------
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                         $295,280,178.87
Number of Mortgage Loans                                              2,135
Average Current Principal Loan Balance                          $138,304.53      $2,400.59   $648,929.19
Average Original Principal Loan Balance                         $140,017.44      $7,900.00   $650,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio            82.11%          3.09%       119.08%
(1) Weighted Average Mortgage Loan Rate                              7.605%         3.375%       15.000%
(1) (2) Weighted Average Gross Margin                                6.069%         0.250%       10.260%
(1) (2) Weighted Average Initial Periodic Rate Cap                   2.572%         1.000%        6.000%
(1) (2) Weighted Average Subsequent Periodic Rate Cap                1.120%         1.000%        3.000%
(1) (2) (3) Weighted Average Minimum Mortgage Rate                   7.509%         0.000%       13.500%
(1) (2) Weighted Average Maximum Mortgage Rate                      13.898%        10.000%       26.000%
(1) Weighted Average Original Term to Maturity (months)                 350             60           361
(1) Weighted Average Remaining Term to Stated Maturity (months)         342              8           360
(1) (2) Weighted Average Term to Roll (months)                           22              1            58
(1) (3)  (4) Weighted Average FICO Score                                635            435           814
---------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) Non-Zero Weighted average.
(4) 99.43% of the Group II Mortgage Loans have FICO Scores.

---------------------------------------------------------------------------------------------------------
                                                                                Percent of Statistical
                                                                                   Calculation Date
                                         Range                                    Principal Balance
                                         -----                                    -----------------
     Loan Type                           Fixed                                              24.23%
                                         ARMs                                               75.77%

        Lien                             First                                              98.03%
                                         Second                                              1.97%


     Balloon Loans                                                                           2.62%
     Interest Only Loans                                                                     3.27%
     FHA Loans                                                                               0.11%
     Seller Financed Loans                                                                   0.74%
     Section 32 Loans                                                                        0.00%
     Loans with Borrower PMI                                                                 5.43%
     Loans with Prepayment Penalties                                                        74.80%

---------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Current Principal Balance

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
      Current Principal Balance              Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    $1 to $50,000                               265            $8,069,110.36                   2.73%
---------------------------------------------------------------------------------------------------------
    $50,001 to $100,000                         523            38,921,043.92                  13.18
---------------------------------------------------------------------------------------------------------
    $100,001 to $150,000                        529            66,360,057.02                  22.47
---------------------------------------------------------------------------------------------------------
    $150,001 to $200,000                        424            73,561,534.79                  24.91
---------------------------------------------------------------------------------------------------------
    $200,001 to $250,000                        265            59,202,341.21                  20.05
---------------------------------------------------------------------------------------------------------
    $250,001 to $300,000                         45            12,420,850.49                   4.21
---------------------------------------------------------------------------------------------------------
    $300,001 to $350,000                         20             6,437,047.61                   2.18
---------------------------------------------------------------------------------------------------------
    $350,001 to $400,000                         17             6,503,751.54                   2.20
---------------------------------------------------------------------------------------------------------
    $400,001 to $450,000                         16             6,769,286.44                   2.29
---------------------------------------------------------------------------------------------------------
    $450,001 to $500,000                          9             4,240,938.99                   1.44
---------------------------------------------------------------------------------------------------------
    $500,001 to $550,000                          6             3,121,105.59                   1.06
---------------------------------------------------------------------------------------------------------
    $550,001 to $600,000                          9             5,267,151.06                   1.78
---------------------------------------------------------------------------------------------------------
    $600,001 to $650,000                          7             4,405,959.85                   1.49
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                   FICO Score

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
             FICO Scores                     Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Not Available (1)                            37            $1,679,581.18                   0.57%
---------------------------------------------------------------------------------------------------------
    421 to 440                                    1                69,855.54                   0.02
---------------------------------------------------------------------------------------------------------
    441 to 460                                    4               352,635.87                   0.12
---------------------------------------------------------------------------------------------------------
    461 to 480                                    5               378,738.95                   0.13
---------------------------------------------------------------------------------------------------------
    481 to 500                                   12             1,356,043.92                   0.46
---------------------------------------------------------------------------------------------------------
    501 to 520                                   77             9,519,586.79                   3.22
---------------------------------------------------------------------------------------------------------
    521 to 540                                  124            15,705,984.40                   5.32
---------------------------------------------------------------------------------------------------------
    541 to 560                                  120            15,554,407.87                   5.27
---------------------------------------------------------------------------------------------------------
    561 to 580                                  146            21,467,891.36                   7.27
---------------------------------------------------------------------------------------------------------
    581 to 600                                  159            23,964,454.46                   8.12
---------------------------------------------------------------------------------------------------------
    601 to 620                                  183            25,666,905.00                   8.69
---------------------------------------------------------------------------------------------------------
    621 to 640                                  251            36,466,278.76                  12.35
---------------------------------------------------------------------------------------------------------
    641 to 660                                  278            39,479,201.87                  13.37
---------------------------------------------------------------------------------------------------------
    661 to 680                                  240            33,785,982.09                  11.44
---------------------------------------------------------------------------------------------------------
    681 to 700                                  150            21,976,961.59                   7.44
---------------------------------------------------------------------------------------------------------
    701 to 720                                  112            15,795,340.00                   5.35
---------------------------------------------------------------------------------------------------------
    721 to 740                                   88            12,776,083.97                   4.33
---------------------------------------------------------------------------------------------------------
    741 to 760                                   77            10,442,806.27                   3.54
---------------------------------------------------------------------------------------------------------
    761 to 780                                   45             6,008,550.03                   2.03
---------------------------------------------------------------------------------------------------------
    781 to 800                                   23             2,537,770.66                   0.86
---------------------------------------------------------------------------------------------------------
    800 to 820                                    3               295,118.29                   0.10
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            Original Term To Maturity

---------------------------------------------------------------------------------------------------------
               Range of                     Number                                Percentage of the
      Original Term To Maturity           of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    49 to 60                                      1                $8,500.22                   0.00%
---------------------------------------------------------------------------------------------------------
    61 to 72                                      1                 5,362.36                   0.00
---------------------------------------------------------------------------------------------------------
    97 to 108                                     1                53,719.65                   0.02
---------------------------------------------------------------------------------------------------------
    109 to 120                                   14               200,631.17                   0.07
---------------------------------------------------------------------------------------------------------
    121 to 132                                    4                50,939.97                   0.02
---------------------------------------------------------------------------------------------------------
    145 to 156                                    2                92,288.52                   0.03
---------------------------------------------------------------------------------------------------------
    157 to 168                                    2                97,676.47                   0.03
---------------------------------------------------------------------------------------------------------
    169 to 180                                  215            13,195,233.37                   4.47
---------------------------------------------------------------------------------------------------------
    181 to 192                                    3               160,445.37                   0.05
---------------------------------------------------------------------------------------------------------
    193 to 204                                    1                40,069.55                   0.01
---------------------------------------------------------------------------------------------------------
    217 to 228                                    1                31,593.25                   0.01
---------------------------------------------------------------------------------------------------------
    229 to 240                                   32             2,912,393.99                   0.99
---------------------------------------------------------------------------------------------------------
    241 to 252                                    1                43,960.52                   0.01
---------------------------------------------------------------------------------------------------------
    301 to 312                                    2               193,402.01                   0.07
---------------------------------------------------------------------------------------------------------
    337 to 348                                    1                69,264.44                   0.02
---------------------------------------------------------------------------------------------------------
    349 to 360                                1,852           278,007,205.04                  94.15
---------------------------------------------------------------------------------------------------------
    361 to 372                                    2               117,492.97                   0.04
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                        Remaining Term To Stated Maturity

---------------------------------------------------------------------------------------------------------
               Range of                     Number                                Percentage of the
  Remaining Term To Stated Maturity       of Mortgage     Aggregate Current       Aggregate Current
               (months)                      Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1 to 12                                       1                $9,799.61                   0.00%
---------------------------------------------------------------------------------------------------------
    13 to 24                                      5                21,429.93                   0.01
---------------------------------------------------------------------------------------------------------
    25 to 36                                      6                52,638.67                   0.02
---------------------------------------------------------------------------------------------------------
    37 to 48                                      2                21,496.14                   0.01
---------------------------------------------------------------------------------------------------------
    49 to 60                                      1                16,265.93                   0.01
---------------------------------------------------------------------------------------------------------
    61 to 72                                      3                81,645.48                   0.03
---------------------------------------------------------------------------------------------------------
    73 to 84                                     49             1,472,544.82                   0.50
---------------------------------------------------------------------------------------------------------
    85 to 96                                     12               245,176.32                   0.08
---------------------------------------------------------------------------------------------------------
    97 to 108                                     1                25,893.68                   0.01
---------------------------------------------------------------------------------------------------------
    109 to 120                                    3               117,039.31                   0.04
---------------------------------------------------------------------------------------------------------
    121 to 132                                    1                37,086.36                   0.01
---------------------------------------------------------------------------------------------------------
    133 to 144                                    6               314,334.98                   0.11
---------------------------------------------------------------------------------------------------------
    145 to 156                                    6               325,974.01                   0.11
---------------------------------------------------------------------------------------------------------
    157 to 168                                    3               105,067.03                   0.04
---------------------------------------------------------------------------------------------------------
    169 to 180                                  169            12,967,920.53                   4.39
---------------------------------------------------------------------------------------------------------
    181 to 192                                    1                50,467.40                   0.02
---------------------------------------------------------------------------------------------------------
    193 to 204                                    3               201,727.62                   0.07
---------------------------------------------------------------------------------------------------------
    205 to 216                                    1                65,024.34                   0.02
---------------------------------------------------------------------------------------------------------
    217 to 228                                    4               141,732.80                   0.05
---------------------------------------------------------------------------------------------------------
    229 to 240                                   26             2,555,735.04                   0.87
---------------------------------------------------------------------------------------------------------
    241 to 252                                    3               184,372.59                   0.06
---------------------------------------------------------------------------------------------------------
    253 to 264                                  118             7,457,233.37                   2.53
---------------------------------------------------------------------------------------------------------
    265 to 276                                   25             1,815,366.77                   0.61
---------------------------------------------------------------------------------------------------------
    277 to 288                                    2               181,746.96                   0.06
---------------------------------------------------------------------------------------------------------
    289 to 300                                    7               644,079.77                   0.22
---------------------------------------------------------------------------------------------------------
    301 to 312                                    4               215,616.57                   0.07
---------------------------------------------------------------------------------------------------------
    313 to 324                                    3               258,594.49                   0.09
---------------------------------------------------------------------------------------------------------
    325 to 336                                    5               683,921.85                   0.23
---------------------------------------------------------------------------------------------------------
    337 to 348                                   36             4,072,174.50                   1.38
---------------------------------------------------------------------------------------------------------
    349 to 360                                1,629           260,938,072.00                  88.37
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                                  Property Type

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
            Property Types                   Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Single Family                             1,609          $215,624,623.94                  73.02%
---------------------------------------------------------------------------------------------------------
    PUD                                         189            30,351,347.32                  10.28
---------------------------------------------------------------------------------------------------------
    Condominium                                 174            23,400,770.35                   7.92
---------------------------------------------------------------------------------------------------------
    2-Family                                    100            14,787,349.40                   5.01
---------------------------------------------------------------------------------------------------------
    4-Family                                     26             5,588,003.50                   1.89
---------------------------------------------------------------------------------------------------------
    3-Family                                     24             4,394,280.92                   1.49
---------------------------------------------------------------------------------------------------------
    Manufactured                                 10               779,711.56                   0.26
---------------------------------------------------------------------------------------------------------
    High Rise Condo                               2               321,824.39                   0.11
---------------------------------------------------------------------------------------------------------
    Townhouse                                     1                32,267.49                   0.01
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


                                 Occupancy Type

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
           Occupancy Types                   Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Primary                                   1,962          $273,977,778.24                  92.79%
---------------------------------------------------------------------------------------------------------
    Investor                                    159            19,698,313.56                   6.67
---------------------------------------------------------------------------------------------------------
    Secondary                                    14             1,604,087.07                   0.54
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


                                  Loan Purpose

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
             Loan Purpose                    Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Equity Refinance                          1,046          $142,204,828.56                  48.16%
---------------------------------------------------------------------------------------------------------
    Purchase                                    946           132,152,373.42                  44.75
---------------------------------------------------------------------------------------------------------
    Rate/Term Refinance                         143            20,922,976.89                   7.09
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                           Current Mortgage Loan Rate

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
     Current Mortgage Loan Rates             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    3.001% to 3.500%                              1              $152,546.99                   0.05%
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                              9             1,693,720.51                   0.57
---------------------------------------------------------------------------------------------------------
    5.001% to 5.500%                             20             3,786,441.70                   1.28
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                             93            18,068,781.62                   6.12
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                            180            30,936,646.48                  10.48
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                            352            62,990,898.39                  21.33
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                            315            52,737,386.15                  17.86
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                            313            45,664,082.18                  15.46
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                            192            24,123,958.45                   8.17
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                            189            23,425,781.40                   7.93
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                             87             7,949,772.69                   2.69
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                           102             8,043,682.68                   2.72
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                           67             4,085,974.94                   1.38
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                           62             4,108,267.29                   1.39
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                           37             2,324,469.50                   0.79
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                           48             2,297,614.58                   0.78
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           25             1,434,380.87                   0.49
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                           23               893,100.55                   0.30
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                            9               252,539.82                   0.09
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                            7               181,144.52                   0.06
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                            2                15,636.41                   0.01
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                            2               113,351.15                   0.04
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Current Combined Loan-to-Value Ratio

---------------------------------------------------------------------------------------------------------
               Range of                     Number                                Percentage of the
           Current Combined               of Mortgage     Aggregate Current       Aggregate Current
         Loan-to-Value Ratios                Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    0.01% to 10.00%                               7               $90,078.79                   0.03%
---------------------------------------------------------------------------------------------------------
    10.01% to 20.00%                             15               341,110.62                   0.12
---------------------------------------------------------------------------------------------------------
    20.01% to 30.00%                             28             1,162,170.20                   0.39
---------------------------------------------------------------------------------------------------------
    30.01% to 40.00%                             36             1,831,684.32                   0.62
---------------------------------------------------------------------------------------------------------
    40.01% to 50.00%                             57             5,324,872.67                   1.80
---------------------------------------------------------------------------------------------------------
    50.01% to 60.00%                             92             8,363,710.13                   2.83
---------------------------------------------------------------------------------------------------------
    60.01% to 70.00%                            201            24,157,681.15                   8.18
---------------------------------------------------------------------------------------------------------
    70.01% to 80.00%                            681           106,599,524.47                  36.10
---------------------------------------------------------------------------------------------------------
    80.01% to 90.00%                            526            84,781,439.13                  28.71
---------------------------------------------------------------------------------------------------------
    90.01% to 100.00%                           484            61,735,747.03                  20.91
---------------------------------------------------------------------------------------------------------
    100.01% to 110.00%                            7               588,493.70                   0.20
---------------------------------------------------------------------------------------------------------
    110.01% to 120.00%                            1               303,666.66                   0.10
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                             Geographic Distribution

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Geographic Distribution               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    California                                  645          $111,828,743.65                  37.87%
---------------------------------------------------------------------------------------------------------
    Florida                                     263            32,649,621.36                  11.06
---------------------------------------------------------------------------------------------------------
    Illinois                                    136            21,618,229.94                   7.32
---------------------------------------------------------------------------------------------------------
    Washington                                   77            10,682,407.36                   3.62
---------------------------------------------------------------------------------------------------------
    Arizona                                      88             8,322,526.06                   2.82
---------------------------------------------------------------------------------------------------------
    Maryland                                     54             7,963,775.93                   2.70
---------------------------------------------------------------------------------------------------------
    Massachusetts                                45             7,205,831.03                   2.44
---------------------------------------------------------------------------------------------------------
    New York                                     38             7,205,013.25                   2.44
---------------------------------------------------------------------------------------------------------
    New Jersey                                   42             6,893,355.01                   2.33
---------------------------------------------------------------------------------------------------------
    Texas                                        72             6,456,485.93                   2.19
---------------------------------------------------------------------------------------------------------
    Michigan                                     63             6,404,497.71                   2.17
---------------------------------------------------------------------------------------------------------
    Colorado                                     45             6,274,710.31                   2.13
---------------------------------------------------------------------------------------------------------
    Ohio                                         50             5,031,387.82                   1.70
---------------------------------------------------------------------------------------------------------
    Nevada                                       43             4,787,578.44                   1.62
---------------------------------------------------------------------------------------------------------
    Pennsylvania                                 40             4,562,249.96                   1.55
---------------------------------------------------------------------------------------------------------
    Oregon                                       32             4,154,282.20                   1.41
---------------------------------------------------------------------------------------------------------
    Georgia                                      29             3,795,644.37                   1.29
---------------------------------------------------------------------------------------------------------
    Connecticut                                  31             3,621,342.28                   1.23
---------------------------------------------------------------------------------------------------------
    Virginia                                     26             3,459,001.07                   1.17
---------------------------------------------------------------------------------------------------------
    Indiana                                      35             3,154,168.99                   1.07
---------------------------------------------------------------------------------------------------------
    Missouri                                     31             3,123,573.91                   1.06
---------------------------------------------------------------------------------------------------------
    North Carolina                               25             2,727,726.21                   0.92
---------------------------------------------------------------------------------------------------------
    Minnesota                                    15             2,067,156.95                   0.70
---------------------------------------------------------------------------------------------------------
    New Hampshire                                11             1,891,697.51                   0.64
---------------------------------------------------------------------------------------------------------
    Oklahoma                                     21             1,704,436.48                   0.58
---------------------------------------------------------------------------------------------------------
    Tennessee                                    17             1,441,207.36                   0.49
---------------------------------------------------------------------------------------------------------
    Wisconsin                                    11             1,433,051.26                   0.49
---------------------------------------------------------------------------------------------------------
    Rhode Island                                 11             1,393,819.26                   0.47
---------------------------------------------------------------------------------------------------------
    New Mexico                                   11             1,366,250.06                   0.46
---------------------------------------------------------------------------------------------------------
    Kentucky                                     16             1,323,226.81                   0.45
---------------------------------------------------------------------------------------------------------
    Louisiana                                    15             1,292,864.66                   0.44
---------------------------------------------------------------------------------------------------------
    Iowa                                         14             1,266,297.12                   0.43
---------------------------------------------------------------------------------------------------------
    Maine                                        11             1,076,840.64                   0.36
---------------------------------------------------------------------------------------------------------
    District of Columbia                          8               813,425.20                   0.28
---------------------------------------------------------------------------------------------------------
    Utah                                          7               727,379.69                   0.25
---------------------------------------------------------------------------------------------------------
    Nebraska                                      5               646,742.30                   0.22
---------------------------------------------------------------------------------------------------------
    West Virginia                                 6               634,670.31                   0.21
---------------------------------------------------------------------------------------------------------
    Hawaii                                        2               598,179.79                   0.20
---------------------------------------------------------------------------------------------------------
    Delaware                                      3               574,385.70                   0.19
---------------------------------------------------------------------------------------------------------
    South Carolina                                6               553,318.05                   0.19
---------------------------------------------------------------------------------------------------------
    Idaho                                         6               521,519.85                   0.18
---------------------------------------------------------------------------------------------------------
    Kansas                                        6               503,818.41                   0.17
---------------------------------------------------------------------------------------------------------
    Arkansas                                      6               402,405.33                   0.14
---------------------------------------------------------------------------------------------------------
    Alabama                                       7               375,730.09                   0.13
---------------------------------------------------------------------------------------------------------
    Mississippi                                   6               266,195.33                   0.09
---------------------------------------------------------------------------------------------------------
    South Dakota                                  1               213,831.23                   0.07
---------------------------------------------------------------------------------------------------------
    Wyoming                                       2               165,939.58                   0.06
---------------------------------------------------------------------------------------------------------
    North Dakota                                  1               103,637.11                   0.04
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                               Loan Documentation

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Loan Documentation                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Full Documentation                        1,036          $131,787,438.52                  44.63%
---------------------------------------------------------------------------------------------------------
    Stated Income Documentation                 793           125,391,425.18                  42.47
---------------------------------------------------------------------------------------------------------
    No Documentation                            161            18,017,352.69                   6.10
---------------------------------------------------------------------------------------------------------
    Alternate Documentation                      52            10,633,633.38                   3.60
---------------------------------------------------------------------------------------------------------
    Limited Documentation                        77             8,386,753.49                   2.84
---------------------------------------------------------------------------------------------------------
    Missing Documentation                        12               683,182.90                   0.23
---------------------------------------------------------------------------------------------------------
    Streamlined Documentation                     4               380,392.71                   0.13
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


                               Performance Status

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
          Performance Status                 Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    Current                                   2,135          $295,280,178.87                100.00%
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                100.00%
=========================================================================================================


                             Prepayment Penalty Term

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
       Prepayment Penalty Terms              Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    No Prepayment Penalties                     681           $74,408,074.77                  25.20%
---------------------------------------------------------------------------------------------------------
    12 months                                    80            12,907,504.47                   4.37
---------------------------------------------------------------------------------------------------------
    24 months                                   931           153,286,860.08                  51.91
---------------------------------------------------------------------------------------------------------
    30 months                                     2                71,658.39                   0.02
---------------------------------------------------------------------------------------------------------
    36 months                                   417            52,055,886.19                  17.63
---------------------------------------------------------------------------------------------------------
    60 months                                    24             2,550,194.97                   0.86
---------------------------------------------------------------------------------------------------------
    Total:                                    2,135          $295,280,178.87                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                      Gross Margin (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
               Range of                     Number                                Percentage of the
            Gross Margins                 of Mortgage     Aggregate Current       Aggregate Current
                                             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    0.001% to 0.500%                              1               $70,852.60                   0.03%
---------------------------------------------------------------------------------------------------------
    1.001% to 1.500%                              2               353,209.28                   0.16
---------------------------------------------------------------------------------------------------------
    2.001% to 2.500%                              2               290,830.55                   0.13
---------------------------------------------------------------------------------------------------------
    2.501% to 3.000%                             29             2,828,769.64                   1.26
---------------------------------------------------------------------------------------------------------
    3.001% to 3.500%                              6             1,206,206.00                   0.54
---------------------------------------------------------------------------------------------------------
    3.501% to 4.000%                              2               290,249.92                   0.13
---------------------------------------------------------------------------------------------------------
    4.001% to 4.500%                              9               851,459.08                   0.38
---------------------------------------------------------------------------------------------------------
    4.501% to 5.000%                            122            18,693,448.89                   8.36
---------------------------------------------------------------------------------------------------------
    5.001% to 5.500%                            261            38,811,381.96                  17.35
---------------------------------------------------------------------------------------------------------
    5.501% to 6.000%                            303            53,941,336.63                  24.11
---------------------------------------------------------------------------------------------------------
    6.001% to 6.500%                            355            64,527,613.90                  28.84
---------------------------------------------------------------------------------------------------------
    6.501% to 7.000%                            125            18,519,142.20                   8.28
---------------------------------------------------------------------------------------------------------
    7.001% to 7.500%                             73             9,517,311.05                   4.25
---------------------------------------------------------------------------------------------------------
    7.501% to 8.000%                             49             5,465,309.73                   2.44
---------------------------------------------------------------------------------------------------------
    8.001% to 8.500%                             40             4,018,374.75                   1.80
---------------------------------------------------------------------------------------------------------
    8.501% to 9.000%                             30             2,976,779.30                   1.33
---------------------------------------------------------------------------------------------------------
    9.001% to 9.500%                             12             1,116,440.59                   0.50
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                             1               110,348.13                   0.05
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            2               135,527.37                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                Initial Periodic Rate Cap (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
      Initial Periodic Rate Caps             Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1.000%                                      131           $13,057,892.79                   5.84%
---------------------------------------------------------------------------------------------------------
    1.500%                                      330            46,629,068.38                  20.84
---------------------------------------------------------------------------------------------------------
    2.000%                                       15             1,818,797.74                   0.81
---------------------------------------------------------------------------------------------------------
    3.000%                                      938           160,491,426.34                  71.74
---------------------------------------------------------------------------------------------------------
    4.000%                                        8             1,471,257.30                   0.66
---------------------------------------------------------------------------------------------------------
    5.000%                                        1               117,865.46                   0.05
---------------------------------------------------------------------------------------------------------
    6.000%                                        1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


              Subsequent Periodic Rate Cap (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
                                          of Mortgage     Aggregate Current       Aggregate Current
    Subsequent Periodic Rate Caps            Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    1.000%                                    1,073          $173,988,930.73                  77.77%
---------------------------------------------------------------------------------------------------------
    1.500%                                      336            47,565,373.45                  21.26
---------------------------------------------------------------------------------------------------------
    2.000%                                        6               549,536.28                   0.25
---------------------------------------------------------------------------------------------------------
    2.500%                                        8             1,471,257.30                   0.66
---------------------------------------------------------------------------------------------------------
    3.000%                                        1               149,493.81                   0.07
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Maximum Mortgage Rate (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
        Maximum Mortgage Rates               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    9.501% to 10.000%                             1              $288,950.58                   0.13%
---------------------------------------------------------------------------------------------------------
    10.001% to 10.500%                            5               343,271.55                   0.15
---------------------------------------------------------------------------------------------------------
    10.501% to 11.000%                            3               388,105.86                   0.17
---------------------------------------------------------------------------------------------------------
    11.001% to 11.500%                            7             1,822,357.35                   0.81
---------------------------------------------------------------------------------------------------------
    11.501% to 12.000%                           54            10,559,550.99                   4.72
---------------------------------------------------------------------------------------------------------
    12.001% to 12.500%                           81            16,338,741.78                   7.30
---------------------------------------------------------------------------------------------------------
    12.501% to 13.000%                          167            34,169,223.03                  15.27
---------------------------------------------------------------------------------------------------------
    13.001% to 13.500%                          186            35,059,613.21                  15.67
---------------------------------------------------------------------------------------------------------
    13.501% to 14.000%                          228            38,114,399.39                  17.04
---------------------------------------------------------------------------------------------------------
    14.001% to 14.500%                          182            26,224,413.74                  11.72
---------------------------------------------------------------------------------------------------------
    14.501% to 15.000%                          175            26,011,314.40                  11.63
---------------------------------------------------------------------------------------------------------
    15.001% to 15.500%                           93            10,399,566.61                   4.65
---------------------------------------------------------------------------------------------------------
    15.501% to 16.000%                          107            12,372,824.04                   5.53
---------------------------------------------------------------------------------------------------------
    16.001% to 16.500%                           41             4,004,638.85                   1.79
---------------------------------------------------------------------------------------------------------
    16.501% to 17.000%                           31             2,886,941.79                   1.29
---------------------------------------------------------------------------------------------------------
    17.001% to 17.500%                           14             1,309,416.23                   0.59
---------------------------------------------------------------------------------------------------------
    17.501% to 18.000%                           22             1,769,237.35                   0.79
---------------------------------------------------------------------------------------------------------
    18.001% to 18.500%                           11               851,144.88                   0.38
---------------------------------------------------------------------------------------------------------
    18.501% to 19.000%                            7               358,843.00                   0.16
---------------------------------------------------------------------------------------------------------
    19.001% to 19.500%                            5               164,803.55                   0.07
---------------------------------------------------------------------------------------------------------
    19.501% to 20.000%                            2                63,503.81                   0.03
---------------------------------------------------------------------------------------------------------
    20.001% to 20.500%                            1                21,240.93                   0.01
---------------------------------------------------------------------------------------------------------
    25.501% to 26.000%                            1               202,488.65                   0.09
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                  Minimum Mortgage Rate (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
                                            Number                                Percentage of the
               Range of                   of Mortgage     Aggregate Current       Aggregate Current
        Minimum Mortgage Rates               Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    No Minimum Mortgage Rate                     22            $2,754,161.06                   1.23%
---------------------------------------------------------------------------------------------------------
    0.501% - 1.000%                               2               222,571.80                   0.10
---------------------------------------------------------------------------------------------------------
    2.001% - 2.500%                               1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    2.501% - 3.000%                               2               406,816.04                   0.18
---------------------------------------------------------------------------------------------------------
    3.001% - 3.500%                               2               450,532.42                   0.20
---------------------------------------------------------------------------------------------------------
    4.501% - 5.000%                               4               477,103.25                   0.21
---------------------------------------------------------------------------------------------------------
    5.001% - 5.500%                               9             2,053,281.21                   0.92
---------------------------------------------------------------------------------------------------------
    5.501% - 6.000%                              51            11,220,827.46                   5.02
---------------------------------------------------------------------------------------------------------
    6.001% - 6.500%                             127            23,258,184.92                  10.40
---------------------------------------------------------------------------------------------------------
    6.501% - 7.000%                             272            51,265,840.04                  22.91
---------------------------------------------------------------------------------------------------------
    7.001% - 7.500%                             252            44,092,570.22                  19.71
---------------------------------------------------------------------------------------------------------
    7.501% - 8.000%                             221            34,710,500.79                  15.51
---------------------------------------------------------------------------------------------------------
    8.001% - 8.500%                             124            15,726,676.23                   7.03
---------------------------------------------------------------------------------------------------------
    8.501% - 9.000%                             135            17,972,737.25                   8.03
---------------------------------------------------------------------------------------------------------
    9.001% - 9.500%                              51             6,011,126.87                   2.69
---------------------------------------------------------------------------------------------------------
    9.501% - 10.000%                             48             5,210,790.61                   2.33
---------------------------------------------------------------------------------------------------------
    10.001% - 10.500%                            23             1,974,824.38                   0.88
---------------------------------------------------------------------------------------------------------
    10.501% - 11.000%                            23             2,237,506.71                   1.00
---------------------------------------------------------------------------------------------------------
    11.001% - 11.500%                            13             1,177,487.26                   0.53
---------------------------------------------------------------------------------------------------------
    11.501% - 12.000%                            17               935,015.02                   0.42
---------------------------------------------------------------------------------------------------------
    12.001% - 12.500%                            10               845,281.26                   0.38
---------------------------------------------------------------------------------------------------------
    12.501% - 13.000%                             9               459,057.77                   0.21
---------------------------------------------------------------------------------------------------------
    13.001% - 13.500%                             6               123,415.44                   0.06
---------------------------------------------------------------------------------------------------------
    Total:                                    1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                Next Loan Rate Adjustment (Adjustable Loans Only)

---------------------------------------------------------------------------------------------------------
            Next Loan Rate                  Number                                Percentage of the
              Adjustment                  of Mortgage     Aggregate Current       Aggregate Current
             (Month-Year)                    Loans        Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------------------
    January 2004                                  2              $130,434.54                   0.06%
---------------------------------------------------------------------------------------------------------
    February 2004                                22             1,937,649.48                   0.87
---------------------------------------------------------------------------------------------------------
    March 2004                                   22             1,967,358.80                   0.88
---------------------------------------------------------------------------------------------------------
    April 2004                                   18             1,423,589.97                   0.64
---------------------------------------------------------------------------------------------------------
    May 2004                                     19             1,193,582.50                   0.53
---------------------------------------------------------------------------------------------------------
    June 2004                                    17             1,251,519.68                   0.56
---------------------------------------------------------------------------------------------------------
    July 2004                                    18             1,123,734.80                   0.50
---------------------------------------------------------------------------------------------------------
    August 2004                                   8               673,998.40                   0.30
---------------------------------------------------------------------------------------------------------
    September 2004                                8               613,708.70                   0.27
---------------------------------------------------------------------------------------------------------
    October 2004                                  6               468,673.53                   0.21
---------------------------------------------------------------------------------------------------------
    November 2004                                 8               788,763.50                   0.35
---------------------------------------------------------------------------------------------------------
    December 2004                                 2               108,165.91                   0.05
---------------------------------------------------------------------------------------------------------
    January 2005                                  4               611,348.72                   0.27
---------------------------------------------------------------------------------------------------------
    February 2005                                 1                62,395.94                   0.03
---------------------------------------------------------------------------------------------------------
    March 2005                                    3               417,810.60                   0.19
---------------------------------------------------------------------------------------------------------
    April 2005                                    3               646,698.52                   0.29
---------------------------------------------------------------------------------------------------------
    May 2005                                      5               800,127.19                   0.36
---------------------------------------------------------------------------------------------------------
    June 2005                                     3               372,881.25                   0.17
---------------------------------------------------------------------------------------------------------
    July 2005                                    32             4,592,888.40                   2.05
---------------------------------------------------------------------------------------------------------
    August 2005                                 174            26,106,789.80                  11.67
---------------------------------------------------------------------------------------------------------
    September 2005                              103            13,981,827.52                   6.25
---------------------------------------------------------------------------------------------------------
    October 2005                                209            32,443,836.29                  14.50
---------------------------------------------------------------------------------------------------------
    November 2005                               537           103,645,758.83                  46.33
---------------------------------------------------------------------------------------------------------
    December 2005                                16             2,674,818.57                   1.20
---------------------------------------------------------------------------------------------------------
    April 2006                                    2               152,681.99                   0.07
---------------------------------------------------------------------------------------------------------
    May 2006                                      1               288,950.58                   0.13
---------------------------------------------------------------------------------------------------------
    July 2006                                     2               338,304.46                   0.15
---------------------------------------------------------------------------------------------------------
    August 2006                                   1                97,961.68                   0.04
---------------------------------------------------------------------------------------------------------
    September 2006                               74             9,030,344.37                   4.04
---------------------------------------------------------------------------------------------------------
    October 2006                                 52             7,459,389.63                   3.33
---------------------------------------------------------------------------------------------------------
    November 2006                                42             6,735,100.52                   3.01
---------------------------------------------------------------------------------------------------------
    December 2006                                 2               377,954.05                   0.17
---------------------------------------------------------------------------------------------------------
    April 2008                                    1               138,283.56                   0.06
---------------------------------------------------------------------------------------------------------
    May 2008                                      1               117,865.46                   0.05
---------------------------------------------------------------------------------------------------------
    October 2008                                  2               357,865.17                   0.16
---------------------------------------------------------------------------------------------------------
    November 2008                                 4               591,528.66                   0.26
---------------------------------------------------------------------------------------------------------
       Total:                                 1,424          $223,724,591.57                 100.00%
=========================================================================================================


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AF-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             15.71       5.44       3.80        2.84        2.17       1.63        1.04
Modified Duration               11.09       4.54       3.32        2.55        1.99       1.52        1.00
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  6/25/2006
Payment Windows (mos.)           337        173         121         91          71         57          29

Class AV-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.69       4.74       3.20        2.32        1.70       1.22        0.80
Modified Duration               15.17       4.44       3.05        2.23        1.65       1.20        0.79
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  4/25/2006
Payment Windows (mos.)           337        173         121         91          71         57          27

Class AV-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             15.63       3.15       2.09        1.49        1.10       0.88        0.60
Modified Duration               13.80       3.03       2.03        1.46        1.09       0.87        0.59
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date   9/25/2030  4/25/2013   4/25/2010   8/25/2008  10/25/2006  3/25/2006  7/25/2005
Payment Windows (mos.)           320        111         75          55          33         26          18

Class AV-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             27.74      12.57       8.62        6.38        4.63       2.87        1.78
Modified Duration               23.45      11.53       8.11        6.09        4.49       2.82        1.76
First Principal Payment Date  9/25/2030  4/25/2013   4/25/2010   8/25/2008  10/25/2006  3/25/2006  7/25/2005
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  4/25/2006
Payment Windows (mos.)           18          63         47          37          39         32          10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class M-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        5.06        4.49       4.56        3.14
Modified Duration               20.20       8.69       6.13        4.79        4.28       4.35        3.03
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   5/25/2007  9/25/2007   3/25/2008  6/25/2006
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          52          28          8          12

Class M-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        5.01        4.27       4.02        3.24
Modified Duration               18.66       8.38       5.97        4.64        4.00       3.79        3.08
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007  5/25/2007   8/25/2007  2/25/2007
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          54          32         15          4

Class M-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        4.99        4.18       3.81        3.02
Modified Duration               18.22       8.28       5.92        4.59        3.90       3.58        2.87
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007  5/25/2007   6/25/2007  12/25/2006
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          54          32         17          6


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


Class B-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        4.99        4.15       3.74        2.92
Modified Duration               17.69       8.17       5.86        4.56        3.85       3.50        2.77
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007  4/25/2007   5/25/2007  11/25/2006
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          54          33         18          7

Class B-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        4.98        4.13       3.69        2.85
Modified Duration               17.49       8.12       5.83        4.53        3.82       3.44        2.70
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   2/25/2007  3/25/2007   4/25/2007  10/25/2006
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          55          34         19          8

Class B-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.12       9.59       6.58        4.97        4.11       3.64        2.79
Modified Duration               14.45       7.41       5.45        4.29        3.64       3.27        2.56
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   2/25/2007  3/25/2007   3/25/2007  9/25/2006
Last Principal Payment Date   2/25/2032  6/25/2018   2/25/2014   8/25/2011  12/25/2009 10/25/2008  5/25/2007
Payment Windows (mos.)           97         118         84          55          34         20          9


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AF-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             15.72       5.99       4.32        3.29        2.57       1.99        1.04
Modified Duration               11.09       4.82       3.63        2.86        2.28       1.80        1.00
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date  10/25/2032  8/25/2030   6/25/2025   8/25/2020  6/25/2017  12/25/2014  6/25/2006
Payment Windows (mos.)           345        319         257         199        161         131         29

Class AV-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             17.77       4.98       3.37        2.44        1.78       1.26        0.80
Modified Duration               15.23       4.63       3.19        2.34        1.73       1.23        0.79
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date   9/25/2033  6/25/2028   2/25/2022   6/25/2017  12/25/2013  5/25/2011  4/25/2006
Payment Windows (mos.)           356        293         217         161        119         88          27

Class AV-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             15.63       3.15       2.09        1.49        1.10       0.88        0.60
Modified Duration               13.80       3.03       2.03        1.46        1.09       0.87        0.59
First Principal Payment Date  2/25/2004  2/25/2004   2/25/2004   2/25/2004  2/25/2004   2/25/2004  2/25/2004
Last Principal Payment Date   9/25/2030  4/25/2013   4/25/2010   8/25/2008  10/25/2006  3/25/2006  7/25/2005
Payment Windows (mos.)           320        111         75          55          33         26          18

Class AV-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             28.26      13.96       9.63        7.07        5.10       3.11        1.78
Modified Duration               23.84      12.77       9.04        6.74        4.94       3.05        1.76
First Principal Payment Date  9/25/2030  4/25/2013   4/25/2010   8/25/2008  10/25/2006  3/25/2006  7/25/2005
Last Principal Payment Date   9/25/2033  6/25/2028   2/25/2022   6/25/2017  12/25/2013  5/25/2011  4/25/2006
Payment Windows (mos.)           37         183         143         107         87         63          10


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)
                           --------------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class M-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.29      10.41       7.25        5.58        4.91        5.04        4.65
Modified Duration               20.30       9.30       6.67        5.23        4.65        4.79        4.41
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   5/25/2007   9/25/2007   3/25/2008  6/25/2006
Last Principal Payment Date   8/25/2033  11/25/2027 12/25/2021  12/25/2017   1/25/2015  12/25/2012  9/25/2011
Payment Windows (mos.)           115        231         178         128         89          58          64

Class M-2
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%        150%        200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.28      10.34       7.19        5.49        4.65        4.34        3.57
Modified Duration               18.74       8.88       6.42        5.03        4.32        4.06        3.39
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007   5/25/2007   8/25/2007  2/25/2007
Last Principal Payment Date   6/25/2033  6/25/2026   8/25/2020  10/25/2016   2/25/2014   3/25/2012  9/25/2009
Payment Windows (mos.)           113        214         162         116         82          56          32

Class M-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.27      10.25       7.12        5.40        4.51       4.08        3.20
Modified Duration               18.29       8.72       6.32        4.92        4.18       3.82        3.03
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007  5/25/2007   6/25/2007  12/25/2006
Last Principal Payment Date   4/25/2033  6/25/2024  10/25/2018   5/25/2015  12/25/2012  4/25/2011  1/25/2009
Payment Windows (mos.)           111        190         140         99          68         47          26


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.


Class B-1
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.26      10.18       7.07        5.36        4.44       3.98        3.08
Modified Duration               17.76       8.55       6.21        4.84        4.09       3.71        2.91
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   3/25/2007  4/25/2007   5/25/2007  11/25/2006
Last Principal Payment Date   3/25/2033  6/25/2023   3/25/2018   9/25/2014  6/25/2012  11/25/2010  10/25/2008
Payment Windows (mos.)           110        178         133         91          63         43          24

Class B-2
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.25      10.07       6.98        5.28        4.37       3.89        2.98
Modified Duration               17.54       8.43       6.13        4.77        4.02       3.61        2.81
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   2/25/2007  3/25/2007   4/25/2007  10/25/2006
Last Principal Payment Date   1/25/2033  6/25/2022   5/25/2017   2/25/2014  12/25/2011  6/25/2010  6/25/2008
Payment Windows (mos.)           108        166         123         85          58         39          21

Class B-3
--------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption        0%         50%         75%        100%        125%       150%        200%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             25.21       9.88       6.83        5.16        4.26       3.77        2.87
Modified Duration               14.48       7.56       5.61        4.42        3.75       3.37        2.62
First Principal Payment Date  2/25/2024  9/25/2008   3/25/2007   2/25/2007  3/25/2007   3/25/2007  9/25/2006
Last Principal Payment Date  10/25/2032  2/25/2021   5/25/2016   4/25/2013  4/25/2011  11/25/2009  2/25/2008
Payment Windows (mos.)           105        150         111         75          50         33          18


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                      Yield Maintenance Agreement Schedule
                      ------------------------------------


      -------------------------------------------------------------------
                                    Notional
         Pay Date     Pay Period    Schedule    Cap Strike  Cap Ceiling
      ===================================================================
         Feb 2004          1           -            -            -
         Mar 2004          2       67,879,000      6.12         7.71
         Apr 2004          3       67,879,000      5.65         7.71
         May 2004          4       67,879,000      5.90         7.71
         Jun 2004          5       67,879,000      5.67         7.71
         Jul 2004          6       67,879,000      5.91         7.71
         Aug 2004          7       67,879,000      5.67         7.71
         Sep 2004          8       67,879,000      5.67         7.71
         Oct 2004          9       67,879,000      5.91         7.71
         Nov 2004         10       67,879,000      5.70         7.71
         Dec 2004         11       67,879,000      5.94         7.71
         Jan 2005         12       67,879,000      5.70         7.71
         Feb 2005         13       67,879,000      5.70         7.71
         Mar 2005         14       67,879,000      6.45         7.71
         Apr 2005         15       67,879,000      5.70         7.71
         May 2005         16       67,879,000      5.96         7.71
         Jun 2005         17       67,879,000      5.73         7.71
         Jul 2005         18       67,879,000      5.96         7.71
         Aug 2005         19       67,879,000      5.74         7.71
         Sep 2005         20       67,879,000      5.74         7.71
         Oct 2005         21       67,879,000      6.00         7.71
         Nov 2005         22       67,879,000      6.77         7.71
         Dec 2005         23       67,879,000      7.10         7.71
         Jan 2006         24       67,879,000      6.83         7.71
         Feb 2006         25       67,879,000      6.83         7.71
         Mar 2006         26       67,879,000      7.70         7.71
         Apr 2006         27       67,879,000      6.85         7.71
         May 2006         28       67,879,000      7.57         7.71
         Jun 2006         29       67,879,000      7.30         7.71
         Jul 2006         30       67,879,000      7.59         7.71
         Aug 2006         31       67,879,000      7.31         7.71
         Sep 2006         32       67,879,000      7.31         7.71
         Oct 2006         33       67,879,000      7.70         7.71
      -------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                                 Rate Cap Table
                                 --------------

----------------------------------------------------------------------------------------------------------------------------------
                                   AV-1, AV-2 &   M-1, M-2, M-3,                                   AV-1, AV-2 &   M-1, M-2, M-3,
                                     AV-3 Rate    B-1, B-2 & B-3                                     AV-3 Rate    B-1, B-2 & B-3
    Pay Date        Pay Period        Cap(1)        Rate Cap(1)      Pay Date       Pay Period        Cap(2)        Rate Cap(2)
==================================================================================================================================
    Feb 2004             1              N/A             N/A          Feb 2004            1               N/A             N/A
    Mar 2004             2             7.34            7.41          Mar 2004            2              7.34            9.00
    Apr 2004             3             6.87            6.94          Apr 2004            3              6.87            9.00
    May 2004             4             7.11            7.17          May 2004            4              7.13            9.00
    Jun 2004             5             6.88            6.94          Jun 2004            5              6.91            9.00
    Jul 2004             6             7.11            7.17          Jul 2004            6              7.14            9.00
    Aug 2004             7             6.88            6.94          Aug 2004            7              6.91            9.00
    Sep 2004             8             6.88            6.94          Sep 2004            8              6.91            9.00
    Oct 2004             9             7.11            7.17          Oct 2004            9              7.14            9.00
    Nov 2004            10             6.88            6.94          Nov 2004           10              6.95            9.00
    Dec 2004            11             7.10            7.17          Dec 2004           11              7.19            9.00
    Jan 2005            12             6.88            6.94          Jan 2005           12              6.95            9.00
    Feb 2005            13             6.88            6.94          Feb 2005           13              6.95            9.00
    Mar 2005            14             7.61            7.68          Mar 2005           14              7.70            9.00
    Apr 2005            15             6.88            6.94          Apr 2005           15              6.96            9.00
    May 2005            16             7.11            7.17          May 2005           16              7.21            9.00
    Jun 2005            17             6.88            6.94          Jun 2005           17              6.99            9.00
    Jul 2005            18             7.11            7.17          Jul 2005           18              7.22            9.00
    Aug 2005            19             6.88            6.94          Aug 2005           19              7.02            9.00
    Sep 2005            20             6.88            6.94          Sep 2005           20              7.02            9.00
    Oct 2005            21             7.11            7.17          Oct 2005           21              7.28            9.00
    Nov 2005            22             6.88            6.94          Nov 2005           22              8.49            9.00
    Dec 2005            23             7.12            7.18          Dec 2005           23              8.86            9.00
    Jan 2006            24             6.90            6.95          Jan 2006           24              8.57            9.00
    Feb 2006            25             6.90            6.95          Feb 2006           25              8.58            9.00
    Mar 2006            26             7.64            7.70          Mar 2006           26              9.50            9.00
    Apr 2006            27             6.90            6.95          Apr 2006           27              8.60            9.00
    May 2006            28             7.13            7.18          May 2006           28              9.53            9.00
    Jun 2006            29             6.90            6.95          Jun 2006           29              9.25            9.00
    Jul 2006            30             7.13            7.18          Jul 2006           30              9.56            9.00
    Aug 2006            31             6.90            6.95          Aug 2006           31              9.26            9.00
    Sep 2006            32             6.90            6.95          Sep 2006           32              9.26            9.00
    Oct 2006            33             7.15            7.20          Oct 2006           33              9.73            9.00
    Nov 2006            34             6.93            6.98          Nov 2006           34             10.10            9.18
    Dec 2006            35             7.16            7.21          Dec 2006           35             10.46            9.50
    Jan 2007            36             6.93            6.98          Jan 2007           36             10.12            9.19
    Feb 2007            37             6.93            6.98          Feb 2007           37             10.12            9.20
    Mar 2007            38             7.68            7.72          Mar 2007           38             11.20           10.18
    Apr 2007            39             6.93            6.98          Apr 2007           39             10.19            9.25
    May 2007            40             7.16            7.21          May 2007           40             11.17           10.00
    Jun 2007            41             6.93            6.98          Jun 2007           41             10.83            9.69
    Jul 2007            42             7.16            7.21          Jul 2007           42             11.18           10.02
    Aug 2007            43             6.93            6.98          Aug 2007           43             10.83            9.70
    Sep 2007            44             6.93            6.98          Sep 2007           44             10.82            9.70
    Oct 2007            45             7.17            7.21          Oct 2007           45             11.24           10.06
    Nov 2007            46             6.93            6.98          Nov 2007           46             11.10            9.89
----------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2004-CB1
$419,997,000 (approximate)
--------------------------------------------------------------------------------


                                 Rate Cap Table
                                 --------------

-----------------------------------------------------------------------------------------------------------------------------------
                    Pay Period      AV-1, AV-2 &   M-1, M-2, M-3,                    Pay Period     AV-1, AV-2 &   M-1, M-2, M-3,
                                     AV-3 Rate     B-1, B-2 & B-3                                     AV-3 Rate    B-1, B-2 & B-3
    Pay Date                           Cap(1)        Rate Cap(1)      Pay Date                         Cap(2)        Rate Cap(2)
===================================================================================================================================
    Dec 2007            47              7.17            7.21          Dec 2007           47             11.47           10.22
    Jan 2008            48              6.93            6.98          Jan 2008           48             11.09            9.89
    Feb 2008            49              6.93            6.98          Feb 2008           49             11.09            9.89
    Mar 2008            50              7.41            7.46          Mar 2008           50             11.85           10.57
    Apr 2008            51              6.94            6.98          Apr 2008           51             11.13            9.92
    May 2008            52              7.17            7.21          May 2008           52             11.52           10.27
    Jun 2008            53              6.93            6.98          Jun 2008           53             11.15            9.94
    Jul 2008            54              7.17            7.21          Jul 2008           54             11.51           10.27
    Aug 2008            55              6.93            6.98          Aug 2008           55             11.14            9.94
    Sep 2008            56              6.94            6.98          Sep 2008           56             11.13            9.94
    Oct 2008            57              7.17            7.21          Oct 2008           57             11.54           10.30
    Nov 2008            58              6.93            6.98          Nov 2008           58             11.18            9.98
    Dec 2008            59              7.17            7.21          Dec 2008           59             11.55           10.31
    Jan 2009            60              6.94            6.98          Jan 2009           60             11.18            9.98
    Feb 2009            61              6.94            6.98          Feb 2009           61             11.17            9.98
    Mar 2009            62              7.68            7.72          Mar 2009           62             12.36           11.05
    Apr 2009            63              6.94            6.98          Apr 2009           63             11.16            9.98
    May 2009            64              7.17            7.21          May 2009           64             11.53           10.32
    Jun 2009            65              6.94            6.98          Jun 2009           65             11.15            9.98
    Jul 2009            66              7.17            7.21          Jul 2009           66             11.52           10.32
    Aug 2009            67              6.94            6.98          Aug 2009           67             11.14            9.99
    Sep 2009            68              6.94            6.98          Sep 2009           68             11.13            9.99
    Oct 2009            69              7.17            7.21          Oct 2009           69             11.50           10.32
    Nov 2009            70              6.94            6.98          Nov 2009           70             11.13            9.99
    Dec 2009            71              7.17            7.21          Dec 2009           71             11.49           10.33
    Jan 2010            72              6.94            6.98          Jan 2010           72             11.12           10.00
    Feb 2010            73              6.94            6.98          Feb 2010           73             11.11           10.00
    Mar 2010            74              7.68            7.72          Mar 2010           74             12.30           11.07
    Apr 2010            75              6.94            6.98          Apr 2010           75             11.10           10.00
    May 2010            76              7.17            7.21          May 2010           76             11.46           10.34
    Jun 2010            77              6.94            6.97          Jun 2010           77             11.09           10.01
    Jul 2010            78              7.17            7.21          Jul 2010           78             11.45           10.35
    Aug 2010            79              6.94            6.97          Aug 2010           79             11.08           10.02
    Sep 2010            80              6.94            6.97          Sep 2010           80             11.07           10.02
    Oct 2010            81              7.17            7.21          Oct 2010           81             11.44           10.36
    Nov 2010            82              6.94            6.97          Nov 2010           82             11.07           10.03
    Dec 2010            83              7.17            7.21          Dec 2010           83             11.43           10.37
    Jan 2011            84              6.94            6.97          Jan 2011           84             11.06           10.04
    Feb 2011            85              6.94            6.97          Feb 2011           85             11.05           10.05
    Mar 2011            86              7.68            7.72          Mar 2011           86             12.23           11.13
    Apr 2011            87              6.94            6.97          Apr 2011           87             11.04           10.06
    May 2011            89              7.17            7.20          May 2011           89             11.40           10.40
    Jun 2011            90              6.94            6.97          Jun 2011           90             11.03           10.07
    Jul 2011            91              7.17            7.20          Jul 2011           91             11.39           10.41
    Aug 2011            92              6.94            6.97          Aug 2011           92             11.02           10.09
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes that the 6 month LIBOR remains at 1.17% and run at the pricing speed to call.

(2) Assumes that the 1 month and 6 month LIBOR instantaneously increase to a rate of 20.00% and proceeds are received with respect to the Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.